EARNINGS RELEASE FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2-3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Core Net Interest Income	7
Reconciliation from Reported to Managed Summary	8

Business Detail
Line of Business Financial Highlights - Managed Basis	9
Consumer & Community Banking	10-11
Consumer & Business Banking	12
Mortgage Banking	13-16
Card, Merchant Services & Auto	17-18
Corporate & Investment Bank	19-21
Commercial Banking	22-23
Asset Management	24-26
Corporate/Private Equity	27-28
Credit-Related Information	29-32
Supplemental Detail
Capital and Other Selected Balance Sheet Items	33
Per Share-Related Information	34
Non-GAAP Financial Measures	35
Glossary of Terms(a)

(a)	Refer to the Firm's Glossary of Terms on pages 341-345 and pages 169-174 of JPMorgan Chase’s 2013 Annual Report and its first quarter 2014 Form 10-Q, respectively.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q14 Change						2014 Change
SELECTED INCOME STATEMENT DATA	2Q14		1Q14	4Q13	3Q13	2Q13	1Q14	2Q13	2014		2013		2013
Reported Basis
Total net revenue	$24,454		$22,993	$23,156	$23,117	$25,211	6%	(3)%	$47,447		$50,333		(6)%
Total noninterest expense	15,431		14,636	15,552	23,626	15,866	5	(3)	30,067		31,289		(4)
Pre-provision profit/(loss)	9,023		8,357	7,604	(509)	9,345	8	(3)	17,380		19,044		(9)
Provision for credit losses	692		850	104	(543)	47	(19)	NM	1,542		664		132
NET INCOME/(LOSS)	5,985		5,274	5,278	(380)	6,496	13	(8)	11,259		13,025		(14)

Managed Basis (a)
Total net revenue	25,349		23,863	24,112	23,880	25,958	6	(2)	49,212		51,806		(5)
Total noninterest expense	15,431		14,636	15,552	23,626	15,866	5	(3)	30,067		31,289		(4)
Pre-provision profit	9,918		9,227	8,560	254	10,092	7	(2)	19,145		20,517		(7)
Provision for credit losses	692		850	104	(543)	47	(19)	NM	1,542		664		132
NET INCOME/(LOSS)	5,985		5,274	5,278	(380)	6,496	13	(8)	11,259		13,025		(14)

PER COMMON SHARE DATA
Net income/(loss): Basic	1.47		1.29	1.31	(0.17)	1.61	14	(9)	2.77		3.22		(14)
Diluted	1.46		1.28	1.30	(0.17)	1.60	14	(9)	2.74		3.19		(14)
Cash dividends declared	0.40	(g)	0.38	0.38	0.38	0.38	5	5	0.78	(g)	0.68	(g)	15
Book value	55.53		54.05	53.25	52.01	52.48	3	6	55.53		52.48		6
Tangible book value (b)	43.17		41.73	40.81	39.51	39.97	3	8	43.17		39.97		8

COMMON SHARES OUTSTANDING
Average: Basic	3,780.6		3,787.2	3,762.1	3,767.0	3,782.4	—	—	3,783.9		3,800.3		—
Diluted	3,812.5		3,823.6	3,797.1	3,767.0	3,814.3	—	—	3,818.1		3,830.6		—
Common shares at period-end	3,761.3		3,784.7	3,756.1	3,759.2	3,769.0	(1)	—	3,761.3		3,769.0		—
Closing share price (c)	$57.62		$60.71	$58.48	$51.69	$52.79	(5)	9	$57.62		$52.79		9
Market capitalization	216,725		229,770	219,657	194,312	198,966	(6)	9	216,725		198,966		9

FINANCIAL RATIOS (d)
Return on common equity ("ROE")	11%		10%	10%	(1)%	13%			11%		13%
Return on tangible common equity ("ROTCE") (b)	14		13	14	(2)	17			14		17
Return on assets	0.99		0.89	0.87	(0.06)	1.09			0.94		1.11

CAPITAL RATIOS (e)
Common Equity Tier 1 (“CET1”) capital ratio	9.8	(h)	10.9	10.7	10.5	10.4			9.8	(h)	10.4
Tier 1 capital ratio	11.1	(h)	12.1	11.9	11.7	11.6			11.1	(h)	11.6
Total capital ratio	12.4	(h)	14.5	14.4	14.3	14.1			12.4	(h)	14.1

95% CONFIDENCE LEVEL- TOTAL VaR (f)
Average VaR	$55		$42	$44	$47	$45	31	22	$49		$59		(17)

(a)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Summary on page 8.

(b)
Tangible book value per share and ROTCE are non-GAAP financial measures. Tangible book value per share represents tangible common equity divided by period-end common shares. ROTCE measures the Firm's annualized earnings as a percentage of tangible common equity. For further discussion of these measures, see page 35.

(c)	Share price shown is from the New York Stock Exchange. The common stock is also listed and traded on the London Stock Exchange and the Tokyo Stock Exchange.

(d)	Ratios are based upon annualized amounts.

(e)
Basel III Transitional rules became effective on January 1, 2014; all prior period data is based on Basel I rules. Beginning with the second quarter of 2014, the capital ratios represent the Collins Floor, as calculated under the Basel III Transitional rules. See footnote (a) on page 33 for additional information on Basel III and the Collins Floor. Under Basel I CET1 represents Tier 1 common capital. Prior to Basel III becoming effective on January 1, 2014, Tier 1 common capital was a non-GAAP financial measure. For further discussion of Tier 1 common capital, see page 35.

(f)
The increase in average VaR during the three months ended June 30, 2014 was due to a change in the MSR hedge position in Mortgage Banking in advance of an anticipated update to certain MSR model assumptions. When such updates were implemented, VaR decreased to prior levels. The MSR model and assumptions are continuously evaluated and periodically updated to reflect recent market behavior. Mortgage Banking average VaR was $20 million, $5 million, $6 million, $10 million and $15 million for the three months ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively, and $13 million and $17 million for the six months ended June 30, 2014 and June 30, 2013, respectively.  For information regarding CIB VaR, see Corporate and Investment Bank on page 21.

(g)
On May 20, 2014, the Board of Directors increased the quarterly common stock dividend from $0.38 to $0.40 per share. On May 21, 2013, the Board increased the quarterly common stock dividend from $0.30 to $0.38 per share.

(h)	Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q14 Change				2014 Change
	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13	2014	2013	2013
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,520,336	$2,476,986	$2,415,689	$2,463,309	$2,439,494	2%	3%	$2,520,336	$2,439,494	3%
Loans:
Consumer, excluding credit card loans	289,178	288,168	289,063	288,350	288,096	—	—	289,178	288,096	—
Credit card loans	126,129	121,816	127,791	123,982	124,288	4	1	126,129	124,288	1
Wholesale loans	331,676	320,987	321,564	316,347	313,202	3	6	331,676	313,202	6
Total Loans	746,983	730,971	738,418	728,679	725,586	2	3	746,983	725,586	3
Deposits	1,319,751	1,282,705	1,287,765	1,281,102	1,202,950	3	10	1,319,751	1,202,950	10
Long-term debt (a)	269,929	274,512	267,889	263,372	266,212	(2)	1	269,929	266,212	1
Common stockholders' equity	208,851	204,572	200,020	195,512	197,781	2	6	208,851	197,781	6
Total stockholders' equity	227,314	219,655	211,178	206,670	209,239	3	9	227,314	209,239	9

Loans-to-deposits ratio	57%	57%	57%	57%	60%			57%	60%

Headcount	245,192	246,994	251,196	255,041	254,063	(1)	(3)	245,192	254,063	(3)

LINE OF BUSINESS NET INCOME/(LOSS)
Consumer & Community Banking	$2,443	$1,936	$2,372	$2,702	$3,089	26	(21)	$4,379	$5,675	(23)
Corporate & Investment Bank	1,963	1,979	858	2,240	2,838	(1)	(31)	3,942	5,448	(28)
Commercial Banking	658	578	693	665	621	14	6	1,236	1,217	2
Asset Management	552	441	568	476	500	25	10	993	987	1
Corporate/Private Equity	369	340	787	(6,463)	(552)	9	NM	709	(302)	NM
NET INCOME/(LOSS)	$5,985	$5,274	$5,278	$(380)	$6,496	13	(8)	$11,259	$13,025	(14)

(a)
Included unsecured long-term debt of $205.6 billion, $206.1 billion, $199.4 billion, $199.2 billion and $199.1 billion for the periods ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q14 Change				2014 Change
REVENUE	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13	2014	2013	2013
Investment banking fees	$1,751	$1,420	$1,685	$1,507	$1,717	23%	2%	$3,171	$3,162	—%
Principal transactions (a)	2,908	3,322	(42)	2,662	3,760	(12)	(23)	6,230	7,521	(17)
Lending- and deposit-related fees	1,463	1,405	1,469	1,519	1,489	4	(2)	2,868	2,957	(3)
Asset management, administration and commissions	4,007	3,836	3,975	3,667	3,865	4	4	7,843	7,464	5
Securities gains	12	30	8	26	124	(60)	(90)	42	633	(93)
Mortgage fees and related income	1,291	514	1,089	841	1,823	151	(29)	1,805	3,275	(45)
Card income	1,549	1,408	1,582	1,518	1,503	10	3	2,957	2,922	1
Other income	675	391	2,483	602	226	73	199	1,066	762	40
Noninterest revenue	13,656	12,326	12,249	12,342	14,507	11	(6)	25,982	28,696	(9)
Interest income (b)	12,861	12,793	13,166	13,066	13,072	1	(2)	25,654	26,437	(3)
Interest expense (b)	2,063	2,126	2,259	2,291	2,368	(3)	(13)	4,189	4,800	(13)
Net interest income	10,798	10,667	10,907	10,775	10,704	1	1	21,465	21,637	(1)
TOTAL NET REVENUE	24,454	22,993	23,156	23,117	25,211	6	(3)	47,447	50,333	(6)

Provision for credit losses	692	850	104	(543)	47	(19)	NM	1,542	664	132

NONINTEREST EXPENSE
Compensation expense	7,610	7,859	7,052	7,325	8,019	(3)	(5)	15,469	16,433	(6)
Occupancy expense	973	952	941	947	904	2	8	1,925	1,805	7
Technology, communications and equipment expense	1,433	1,411	1,376	1,356	1,361	2	5	2,844	2,693	6
Professional and outside services	1,932	1,786	2,109	1,897	1,901	8	2	3,718	3,635	2
Marketing	650	564	745	588	578	15	12	1,214	1,167	4
Other expense (c)	2,701	1,933	3,136	11,373	2,951	40	(8)	4,634	5,252	(12)
Amortization of intangibles	132	131	193	140	152	1	(13)	263	304	(13)
TOTAL NONINTEREST EXPENSE	15,431	14,636	15,552	23,626	15,866	5	(3)	30,067	31,289	(4)
Income before income tax expense	8,331	7,507	7,500	34	9,298	11	(10)	15,838	18,380	(14)
Income tax expense	2,346	2,233	2,222	414	2,802	5	(16)	4,579	5,355	(14)
NET INCOME/(LOSS)	$5,985	$5,274	$5,278	$(380)	$6,496	13	(8)	$11,259	$13,025	(14)

PER COMMON SHARE DATA
Basic earnings	$1.47	$1.29	$1.31	$(0.17)	$1.61	14	(9)	$2.77	$3.22	(14)
Diluted earnings	1.46	1.28	1.30	(0.17)	1.60	14	(9)	2.74	3.19	(14)

FINANCIAL RATIOS
Return on common equity (d)	11%	10%	10%	(1)%	13%			11%	13%
Return on tangible common equity (d)(e)	14	13	14	(2)	17			14	17
Return on assets (d)	0.99	0.89	0.87	(0.06)	1.09			0.94	1.11
Effective income tax rate	28	30	30	NM	30			29	29
Overhead ratio	63	64	67	102	63			63	62

(a)	Included a $(1.5) billion loss in the fourth quarter of 2013 as a result of implementing a funding valuation adjustment ("FVA") framework for OTC derivatives and structured notes.

(b)	Effective January 1, 2014 prior period amounts were reclassified to conform with current period presentation.

(c)
Included Firmwide legal expense of $0.7 billion, $0.8 billion, $9.3 billion and $0.7 billion for the three months ended June 30, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively; legal expense for the three months ended March 31, 2014 was not material, and $0.7 billion and $1.0 billion for the six months ended June 30, 2014 and 2013, respectively.

(d)	Ratios are based upon annualized amounts.

(e)	For further discussion of ROTCE see pages 2 and 35.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
						Jun 30, 2014
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2014	2014	2013	2013	2013	2014	2013
ASSETS
Cash and due from banks	$27,523	$26,321	$39,771	$30,664	$29,214	5%	(6)%
Deposits with banks	393,909	372,531	316,051	371,445	311,318	6	27
Federal funds sold and securities purchased under
resale agreements	248,149	265,168	248,116	235,916	252,507	(6)	(2)
Securities borrowed	113,967	122,021	111,465	122,438	117,158	(7)	(3)
Trading assets:
Debt and equity instruments	330,165	315,932	308,905	316,560	327,719	5	1
Derivative receivables	62,378	59,272	65,759	66,788	73,751	5	(15)
Securities	361,918	351,850	354,003	356,556	354,725	3	2
Loans	746,983	730,971	738,418	728,679	725,586	2	3
Less: Allowance for loan losses	15,326	15,847	16,264	17,571	19,384	(3)	(21)
Loans, net of allowance for loan losses	731,657	715,124	722,154	711,108	706,202	2	4
Accrued interest and accounts receivable	77,096	73,122	65,160	66,269	81,562	5	(5)
Premises and equipment	15,216	14,919	14,891	14,876	14,574	2	4
Goodwill	48,110	48,065	48,081	48,100	48,057	—	—
Mortgage servicing rights	8,347	8,552	9,614	9,490	9,335	(2)	(11)
Other intangible assets	1,339	1,489	1,618	1,817	1,951	(10)	(31)
Other assets	100,562	102,620	110,101	111,282	111,421	(2)	(10)
TOTAL ASSETS	$2,520,336	$2,476,986	$2,415,689	$2,463,309	$2,439,494	2	3

LIABILITIES
Deposits	$1,319,751	$1,282,705	$1,287,765	$1,281,102	$1,202,950	3	10
Federal funds purchased and securities loaned or sold
under repurchase agreements	216,561	217,442	181,163	218,728	258,962	—	(16)
Commercial paper	63,804	60,825	57,848	53,741	56,631	5	13
Other borrowed funds	34,713	31,951	27,994	30,436	30,385	9	14
Trading liabilities:
Debt and equity instruments	87,861	91,471	80,430	87,334	84,208	(4)	4
Derivative payables	50,795	49,138	57,314	60,785	64,385	3	(21)
Accounts payable and other liabilities	203,885	202,499	194,491	212,283	211,432	1	(4)
Beneficial interests issued by consolidated VIEs	45,723	46,788	49,617	48,858	55,090	(2)	(17)
Long-term debt	269,929	274,512	267,889	263,372	266,212	(2)	1
TOTAL LIABILITIES	2,293,022	2,257,331	2,204,511	2,256,639	2,230,255	2	3

STOCKHOLDERS' EQUITY
Preferred stock	18,463	15,083	11,158	11,158	11,458	22	61
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Capital surplus	92,879	92,623	93,828	93,555	93,416	—	(1)
Retained earnings	123,497	119,318	115,756	112,135	114,216	4	8
Accumulated other comprehensive income	3,438	2,276	1,199	390	136	51	NM
Shares held in RSU Trust, at cost	(21)	(21)	(21)	(21)	(21)	—	—
Treasury stock, at cost	(15,047)	(13,729)	(14,847)	(14,652)	(14,071)	(10)	(7)
TOTAL STOCKHOLDERS' EQUITY	227,314	219,655	211,178	206,670	209,239	3	9
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,520,336	$2,476,986	$2,415,689	$2,463,309	$2,439,494	2	3

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q14 Change				2014 Change
AVERAGE BALANCES	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13	2014	2013	2013
ASSETS
Deposits with banks	$334,953	$319,130	$329,322	$321,271	$265,821	5%	26%	$327,085	$211,705	55%
Federal funds sold and securities purchased under
resale agreements	237,440	245,389	233,149	229,730	231,972	(3)	2	241,395	231,699	4
Securities borrowed	114,905	118,227	117,730	119,950	115,194	(3)	—	116,556	117,751	(1)
Trading assets - debt instruments	204,242	202,387	208,032	212,228	240,952	1	(15)	203,319	245,700	(17)
Securities	353,278	348,771	348,223	351,648	359,108	1	(2)	351,037	363,864	(4)
Loans	737,613	730,312	729,621	723,538	727,499	1	1	733,982	726,318	1
Other assets (a)	41,514	41,430	39,384	39,048	39,920	—	4	41,472	41,471	—
Total interest-earning assets	2,023,945	2,005,646	2,005,461	1,997,413	1,980,466	1	2	2,014,846	1,938,508	4
Trading assets - equity instruments	121,184	112,525	111,051	103,347	116,333	8	4	116,878	118,252	(1)
Trading assets - derivative receivables	60,830	64,820	68,709	71,657	75,310	(6)	(19)	62,814	75,115	(16)
All other noninterest-earning assets	214,677	219,713	222,380	217,352	227,861	(2)	(6)	217,182	229,340	(5)
TOTAL ASSETS	$2,420,636	$2,402,704	$2,407,601	$2,389,769	$2,399,970	1	1	$2,411,720	$2,361,215	2
LIABILITIES
Interest-bearing deposits	$863,163	$866,759	$860,067	$832,192	$810,096	—	7	$864,952	$799,045	8
Federal funds purchased and securities loaned or
sold under repurchase agreements	212,555	200,918	207,747	231,938	264,240	6	(20)	206,769	257,571	(20)
Commercial paper	59,760	58,682	54,098	53,287	54,391	2	10	59,224	53,741	10
Trading liabilities - debt, short-term and other liabilities (b)	221,001	214,810	211,414	213,261	201,668	3	10	217,922	193,293	13
Beneficial interests issued by consolidated VIEs	47,407	49,058	49,866	52,522	56,742	(3)	(16)	48,228	58,531	(18)
Long-term debt	271,194	269,403	265,676	265,396	270,796	1	—	270,303	262,606	3
Total interest-bearing liabilities	1,675,080	1,659,630	1,648,868	1,648,596	1,657,933	1	1	1,667,398	1,624,787	3
Noninterest-bearing deposits	380,836	377,520	381,242	364,495	363,537	1	5	379,187	359,746	5
Trading liabilities - equity instruments	15,505	16,432	15,209	14,696	13,737	(6)	13	15,966	13,471	19
Trading liabilities - derivative payables	49,487	53,143	60,011	63,378	66,246	(7)	(25)	51,305	67,458	(24)
All other noninterest-bearing liabilities	77,806	80,626	94,753	89,419	90,139	(3)	(14)	79,209	89,382	(11)
TOTAL LIABILITIES	2,198,714	2,187,351	2,200,083	2,180,584	2,191,592	1	—	2,193,065	2,154,844	2
Preferred stock	15,763	13,556	11,158	11,953	11,095	16	42	14,666	10,355	42
Common stockholders' equity	206,159	201,797	196,360	197,232	197,283	2	4	203,989	196,016	4
TOTAL STOCKHOLDERS' EQUITY	221,922	215,353	207,518	209,185	208,378	3	6	218,655	206,371	6
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,420,636	$2,402,704	$2,407,601	$2,389,769	$2,399,970	1	1	$2,411,720	$2,361,215	2

AVERAGE RATES (c)
INTEREST-EARNING ASSETS
Deposits with banks	0.33%	0.33%	0.32%	0.33%	0.34%			0.33%	0.37%
Federal funds sold and securities purchased under
resale agreements	0.67	0.72	0.77	0.84	0.85			0.70	0.87
Securities borrowed (d)	(0.46)	(0.30)	(0.19)	(0.12)	(0.11)			(0.38)	(0.06)
Trading assets - debt instruments (e)	3.62	3.59	3.60	3.60	3.57			3.61	3.59
Securities	2.79	2.77	2.61	2.40	2.10			2.78	2.14
Loans	4.40	4.49	4.54	4.57	4.62			4.44	4.70
Other assets (a)	1.66	1.58	1.62	1.54	1.48			1.62	1.10
Total interest-earning assets (e)	2.60	2.63	2.64	2.63	2.68			2.61	2.78

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.19	0.20	0.22	0.25	0.27			0.20	0.27
Federal funds purchased and securities loaned or
sold under repurchase agreements	0.30	0.33	0.28	0.19	0.24			0.31	0.25
Commercial paper	0.23	0.23	0.21	0.21	0.21			0.23	0.21
Trading liabilities - debt, short-term and other liabilities (b)(d)(e)	0.48	0.44	0.56	0.54	0.50			0.46	0.54
Beneficial interests issued by consolidated VIEs	0.89	0.87	0.84	0.85	0.89			0.88	0.90
Long-term debt	1.61	1.76	1.81	1.85	1.87			1.68	1.96
Total interest-bearing liabilities (e)	0.49	0.52	0.54	0.55	0.57			0.51	0.60

INTEREST RATE SPREAD (e)	2.11%	2.11%	2.10%	2.08%	2.11%			2.10%	2.18%
NET YIELD ON INTEREST-EARNING ASSETS	2.19%	2.20%	2.20%	2.18%	2.20%			2.20%	2.28%

(a)	Includes margin loans.

(b)	Includes brokerage customer payables.

(c)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(d)
Negative yield is the result of increased client-driven demand for certain securities combined with the impact of low interest rates; the offset of this matched book activity is reflected as lower net interest expense reported within trading liabilities - debt, short-term and other liabilities.

(e)	Effective January 1, 2014 prior period amounts were reclassified to conform with current period presentation.

JPMORGAN CHASE & CO.
CORE NET INTEREST INCOME
(in millions, except rates)

In addition to reviewing net interest income on a managed basis, management also reviews core net interest income to assess the performance of its core lending, investing (including asset-liability management) and deposit-raising activities (which excludes the impact of Corporate & Investment Bank's ("CIB") market-based activities). The core data presented below are non-GAAP financial measures due to the exclusion of CIB's market-based net interest income and the related assets. Management believes this exclusion provides investors and analysts a more meaningful measure by which to analyze the non-market-related business trends of the Firm and provides a comparable measure to other financial institutions that are primarily focused on core lending, investing and deposit-raising activities. For a further discussion of these measures, see Explanation and Reconciliation of the Firm's Use of Non-GAAP Financial Measures on pages 82-83 of the Annual Report on Form 10-K for the year ended December 31, 2013 (the "2013 Annual Report").

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q14 Change				2014 Change
	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13	2014	2013	2013
CORE NET INTEREST INCOME DATA (a)
Net interest income - managed basis (b)(c)	$11,042	$10,893	$11,096	$10,956	$10,869	1	2%	$21,935	$21,964	—%
Less: Market-based net interest income	1,030	1,056	1,093	1,109	1,345	(2)	(23)	2,086	2,777	(25)
Core net interest income (b)	$10,012	$9,837	$10,003	$9,847	$9,524	2	5	$19,849	$19,187	3

Average interest-earning assets	$2,023,945	$2,005,646	$2,005,461	$1,997,413	$1,980,466	1	2	$2,014,846	$1,938,508	4
Less: Average market-based earning assets	502,413	507,499	501,716	493,780	512,631	(1)	(2)	504,942	510,796	(1)
Core average interest-earning assets	$1,521,532	$1,498,147	$1,503,745	$1,503,633	$1,467,835	2	4	$1,509,904	$1,427,712	6

Net interest yield on interest-earning assets -
managed basis	2.19%	2.20%	2.20%	2.18%	2.20%			2.20%	2.28%
Net interest yield on market-based activities	0.82	0.84	0.86	0.89	1.05			0.83	1.10
Core net interest yield on core average interest-earning assets	2.64	2.66	2.64	2.60	2.60			2.65	2.71

(a)
Includes core lending, investing and deposit-raising activities on a managed basis across each of the business segments and Corporate/Private Equity; excludes the market-based activities within the CIB.

(b)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(c)	For a reconciliation of net interest income on a reported and managed basis, see Reconciliation from Reported to Managed Summary on page 8.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED SUMMARY
(in millions, except ratios)
The Firm prepares its consolidated financial statements using accounting principles generally accepted in the U.S. ("U.S. GAAP"). That presentation, which is referred to as "reported” basis, provides the reader with an understanding of the Firm's results that can be tracked consistently from year to year and enables a comparison of the Firm's performance with other companies' U.S. GAAP financial statements. In addition to analyzing the Firm's results on a reported basis, management reviews the Firm's results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. For additional information on managed basis, refer to the notes on Non-GAAP Financial Measures on page 35.
The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q14 Change				2014 Change
	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13	2014	2013	2013
OTHER INCOME
Other income - reported	$675	$391	$2,483	$602	$226	73%	199%	$1,066	$762	40%
Fully taxable-equivalent adjustments (a)	651	644	767	582	582	1	12	1,295	1,146	13
Other income - managed	$1,326	$1,035	$3,250	$1,184	$808	28	64	$2,361	$1,908	24

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$13,656	$12,326	$12,249	$12,342	$14,507	11	(6)	$25,982	$28,696	(9)
Fully taxable-equivalent adjustments (a)	651	644	767	582	582	1	12	1,295	1,146	13
Total noninterest revenue - managed	$14,307	$12,970	$13,016	$12,924	$15,089	10	(5)	$27,277	$29,842	(9)

NET INTEREST INCOME
Net interest income - reported	$10,798	$10,667	$10,907	$10,775	$10,704	1	1	$21,465	$21,637	(1)
Fully taxable-equivalent adjustments (a)	244	226	189	181	165	8	48	470	327	44
Net interest income - managed	$11,042	$10,893	$11,096	$10,956	$10,869	1	2	$21,935	$21,964	—

TOTAL NET REVENUE
Total net revenue - reported	$24,454	$22,993	$23,156	$23,117	$25,211	6	(3)	$47,447	$50,333	(6)
Fully taxable-equivalent adjustments (a)	895	870	956	763	747	3	20	1,765	1,473	20
Total net revenue - managed	$25,349	$23,863	$24,112	$23,880	$25,958	6	(2)	$49,212	$51,806	(5)

PRE-PROVISION PROFIT/(LOSS)
Pre-provision profit - reported	$9,023	$8,357	$7,604	$(509)	$9,345	8	(3)	$17,380	$19,044	(9)
Fully taxable-equivalent adjustments (a)	895	870	956	763	747	3	20	1,765	1,473	20
Pre-provision profit - managed	$9,918	$9,227	$8,560	$254	$10,092	7	(2)	$19,145	$20,517	(7)

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$8,331	$7,507	$7,500	$34	$9,298	11	(10)	$15,838	$18,380	(14)
Fully taxable-equivalent adjustments (a)	895	870	956	763	747	3	20	1,765	1,473	20
Income before income tax expense - managed	$9,226	$8,377	$8,456	$797	$10,045	10	(8)	$17,603	$19,853	(11)

INCOME TAX EXPENSE
Income tax expense - reported	$2,346	$2,233	$2,222	$414	$2,802	5	(16)	$4,579	$5,355	(14)
Fully taxable-equivalent adjustments (a)	895	870	956	763	747	3	20	1,765	1,473	20
Income tax expense - managed	$3,241	$3,103	$3,178	$1,177	$3,549	4	(9)	$6,344	$6,828	(7)

OVERHEAD RATIO
Overhead ratio - reported	63%	64%	67%	102%	63%			63%	62%
Overhead ratio - managed	61	61	64	99	61			61	60

(a)	Predominantly recognized in the Corporate & Investment Bank and Commercial Banking business segments and Corporate/Private Equity.

JPMORGAN CHASE & CO.
LINE OF BUSINESS FINANCIAL HIGHLIGHTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q14 Change				2014 Change
	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13	2014	2013	2013
TOTAL NET REVENUE (fully taxable-equivalent ("FTE"))
Consumer & Community Banking	$11,431	$10,460	$11,314	$11,082	$12,015	9%	(5)%	$21,891	$23,630	(7)%
Corporate & Investment Bank	8,991	8,606	6,020	8,189	9,876	4	(9)	17,597	20,016	(12)
Commercial Banking	1,701	1,651	1,847	1,725	1,728	3	(2)	3,352	3,401	(1)
Asset Management	2,956	2,778	3,179	2,763	2,725	6	8	5,734	5,378	7
Corporate/Private Equity	270	368	1,752	121	(386)	(27)	NM	638	(619)	NM
TOTAL NET REVENUE	$25,349	$23,863	$24,112	$23,880	$25,958	6	(2)	$49,212	$51,806	(5)

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$6,456	$6,437	$7,321	$6,867	$6,864	—	(6)	$12,893	$13,654	(6)
Corporate & Investment Bank	6,058	5,604	4,892	4,999	5,742	8	6	11,662	11,853	(2)
Commercial Banking	675	686	653	661	652	(2)	4	1,361	1,296	5
Asset Management	2,062	2,075	2,245	2,003	1,892	(1)	9	4,137	3,768	10
Corporate/Private Equity	180	(166)	441	9,096	716	NM	(75)	14	718	(98)
TOTAL NONINTEREST EXPENSE	$15,431	$14,636	$15,552	$23,626	$15,866	5	(3)	$30,067	$31,289	(4)

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$4,975	$4,023	$3,993	$4,215	$5,151	24	(3)	$8,998	$9,976	(10)
Corporate & Investment Bank	2,933	3,002	1,128	3,190	4,134	(2)	(29)	5,935	8,163	(27)
Commercial Banking	1,026	965	1,194	1,064	1,076	6	(5)	1,991	2,105	(5)
Asset Management	894	703	934	760	833	27	7	1,597	1,610	(1)
Corporate/Private Equity	90	534	1,311	(8,975)	(1,102)	(83)	NM	624	(1,337)	NM
PRE-PROVISION PROFIT	$9,918	$9,227	$8,560	$254	$10,092	7	(2)	$19,145	$20,517	(7)

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$852	$816	$72	$(267)	$(19)	4	NM	$1,668	$530	215
Corporate & Investment Bank	(84)	49	(19)	(218)	(6)	NM	NM	(35)	5	NM
Commercial Banking	(67)	5	43	(41)	44	NM	NM	(62)	83	NM
Asset Management	1	(9)	21	—	23	NM	(96)	(8)	44	NM
Corporate/Private Equity	(10)	(11)	(13)	(17)	5	9	NM	(21)	2	NM
PROVISION FOR CREDIT LOSSES	$692	$850	$104	$(543)	$47	(19)	NM	$1,542	$664	132

NET INCOME/(LOSS)
Consumer & Community Banking	$2,443	$1,936	$2,372	$2,702	$3,089	26	(21)	$4,379	$5,675	(23)
Corporate & Investment Bank	1,963	1,979	858	2,240	2,838	(1)	(31)	3,942	5,448	(28)
Commercial Banking	658	578	693	665	621	14	6	1,236	1,217	2
Asset Management	552	441	568	476	500	25	10	993	987	1
Corporate/Private Equity	369	340	787	(6,463)	(552)	9	NM	709	(302)	NM
TOTAL NET INCOME/(LOSS)	$5,985	$5,274	$5,278	$(380)	$6,496	13	(8)	$11,259	$13,025	(14)

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q14 Change				2014 Change
	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13	2014	2013	2013
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$750	$703	$753	$780	$727	7%	3%	$1,453	$1,450	—%
Asset management, administration and commissions	521	503	507	515	561	4	(7)	1,024	1,094	(6)
Mortgage fees and related income	1,290	514	1,087	839	1,819	151	(29)	1,804	3,269	(45)
Card income	1,486	1,348	1,518	1,460	1,445	10	3	2,834	2,807	1
All other income	421	366	399	367	369	15	14	787	707	11
Noninterest revenue	4,468	3,434	4,264	3,961	4,921	30	(9)	7,902	9,327	(15)
Net interest income	6,963	7,026	7,050	7,121	7,094	(1)	(2)	13,989	14,303	(2)
TOTAL NET REVENUE	11,431	10,460	11,314	11,082	12,015	9	(5)	21,891	23,630	(7)

Provision for credit losses	852	816	72	(267)	(19)	4	NM	1,668	530	215

NONINTEREST EXPENSE
Compensation expense	2,637	2,739	2,765	2,949	2,966	(4)	(11)	5,376	5,972	(10)
Noncompensation expense	3,725	3,604	4,458	3,817	3,789	3	(2)	7,329	7,465	(2)
Amortization of intangibles	94	94	98	101	109	—	(14)	188	217	(13)
TOTAL NONINTEREST EXPENSE	6,456	6,437	7,321	6,867	6,864	—	(6)	12,893	13,654	(6)

Income before income tax expense	4,123	3,207	3,921	4,482	5,170	29	(20)	7,330	9,446	(22)
Income tax expense	1,680	1,271	1,549	1,780	2,081	32	(19)	2,951	3,771	(22)
NET INCOME	$2,443	$1,936	$2,372	$2,702	$3,089	26	(21)	$4,379	$5,675	(23)

FINANCIAL RATIOS
ROE	19%	15%	20%	23%	27%			17%	25%
Overhead ratio	56	62	65	62	57			59	58

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$447,277	$441,502	$452,929	$451,166	$460,642	1	(3)	$447,277	$460,642	(3)
Loans:
Loans retained	390,211	386,314	393,351	390,345	392,067	1	—	390,211	392,067	—
Loans held-for-sale and loans at fair value (a)	8,881	7,411	7,772	10,758	15,274	20	(42)	8,881	15,274	(42)
Total loans	399,092	393,725	401,123	401,103	407,341	1	(2)	399,092	407,341	(2)
Deposits	488,681	487,674	464,412	458,867	456,814	—	7	488,681	456,814	7
Equity (b)	51,000	51,000	46,000	46,000	46,000	—	11	51,000	46,000	11

SELECTED BALANCE SHEET DATA (average)
Total assets	$443,204	$450,424	$450,987	$453,881	$457,644	(2)	(3)	$446,794	$460,569	(3)
Loans:
Loans retained	388,252	388,678	390,368	390,865	392,935	—	(1)	388,464	395,014	(2)
Loans held-for-sale and loans at fair value (a)	7,303	8,102	9,882	14,127	18,199	(10)	(60)	7,700	19,682	(61)
Total loans	395,555	396,780	400,250	404,992	411,134	—	(4)	396,164	414,696	(4)
Deposits	486,064	471,581	461,097	456,940	453,586	3	7	478,862	447,494	7
Equity (b)	51,000	51,000	46,000	46,000	46,000	—	11	51,000	46,000	11

Headcount	141,688	145,651	151,333	156,064	157,886	(3)	(10)	141,688	157,886	(10)

(a)
Predominantly consists of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets and Condensed Average Balance Sheets.

(b)	2014 includes $3.0 billion of capital held at the CCB level related to legacy mortgage servicing matters.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q14 Change				2014 Change
	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13	2014	2013	2013
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (a)	$1,208	$1,266	$1,316	$1,330	$1,481	(5)%	(18)%	$2,474	$3,180	(22)%
Nonaccrual loans:
Nonaccrual loans retained	6,840	7,301	7,455	8,029	8,540	(6)	(20)	6,840	8,540	(20)
Nonaccrual loans held-for-sale and loans
at fair value	202	39	40	40	41	418	393	202	41	393
Total nonaccrual loans (b)(c)(d)	7,042	7,340	7,495	8,069	8,581	(4)	(18)	7,042	8,581	(18)
Nonperforming assets (b)(c)(d)	7,594	7,971	8,149	8,713	9,212	(5)	(18)	7,594	9,212	(18)
Allowance for loan losses (a)	11,284	11,686	12,201	13,500	15,095	(3)	(25)	11,284	15,095	(25)

Net charge-off rate (a)(e)	1.25%	1.32%	1.34%	1.35%	1.51%			1.28%	1.62%
Net charge-off rate, excluding purchased credit-impaired
("PCI") loans (e)	1.44	1.53	1.55	1.57	1.77			1.48	1.90
Allowance for loan losses to period-end loans retained	2.89	3.03	3.10	3.46	3.85			2.89	3.85
Allowance for loan losses to period-end loans retained,
excluding PCI loans (f)	2.22	2.27	2.36	2.54	2.80			2.22	2.80
Allowance for loan losses to nonaccrual loans
retained, excluding credit card (b)(f)	58	55	57	55	58			58	58
Nonaccrual loans to total period-end loans, excluding
credit card	2.58	2.70	2.74	2.91	3.03			2.58	3.03
Nonaccrual loans to total period-end loans, excluding
credit card and PCI loans (b)	3.16	3.33	3.40	3.63	3.79			3.16	3.79

BUSINESS METRICS
Number of:
Branches	5,636	5,632	5,630	5,652	5,657	—	—	5,636	5,657	—
ATMs (g)	20,394	20,370	20,290	20,041	19,852	—	3	20,394	19,852	3
Active online customers (in thousands)	35,105	35,038	33,742	32,916	32,245	—	9	35,105	32,245	9
Active mobile customers (in thousands)	17,201	16,405	15,629	14,993	14,013	5	23	17,201	14,013	23

(a)
Net charge-offs and the net charge-off rates for the three months ended June 30, 2014, March 31, 2014 and December 31, 2013 excluded $48 million, $61 million and $53 million, respectively, and $109 million for the six months ended June 30, 2014 of write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

(b)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(c)	Certain mortgage loans originated with the intent to sell are classified as trading assets on the Consolidated Balance Sheets and Condensed Average Balance Sheets.

(d)
At June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $8.1 billion, $7.7 billion, $8.4 billion, $8.9 billion, and $10.1 billion, respectively, that are 90 or more days past due; (2) real estate owned insured by U.S. government agencies of $2.1 billion, $2.1 billion, $2.0 billion, $1.9 billion, and $1.8 billion, respectively; and (3) student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) of $316 million, $387 million, $428 million, $456 million, and $488 million, respectively, that are 90 or more days past due. These amounts have been excluded from nonaccrual loans based upon the government guarantee.

(e)	Loans held-for-sale and loans accounted for at fair value were excluded when calculating the net charge-off rate.

(f)
The allowance for loan losses for PCI loans was $3.7 billion at June 30, 2014, $4.1 billion at March 31, 2014, $4.2 billion at December 31, 2013, $5.0 billion at September 30, 2013, and $5.7 billion at June 30, 2013; these amounts were also excluded from the applicable ratios.

(g)	Includes Express Banking Kiosks ("EBK"). Effective January 1, 2014, prior periods were revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q14 Change				2014 Change
	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13	2014	2013	2013
CONSUMER & BUSINESS BANKING
Lending- and deposit-related fees	$747	$691	$744	$770	$717	8%	4%	$1,438	$1,428	1%
Asset management, administration and commissions	507	483	470	465	454	5	12	990	880	13
Card income	406	376	384	384	378	8	7	782	727	8
All other income	162	122	122	127	124	33	31	284	243	17
Noninterest revenue	1,822	1,672	1,720	1,746	1,673	9	9	3,494	3,278	7
Net interest income	2,770	2,708	2,696	2,684	2,614	2	6	5,478	5,186	6
Total net revenue	4,592	4,380	4,416	4,430	4,287	5	7	8,972	8,464	6
Provision for credit losses	66	76	108	104	74	(13)	(11)	142	135	5
Noninterest expense	3,026	3,065	3,029	3,050	3,042	(1)	(1)	6,091	6,083	—
Income before income tax expense	1,500	1,239	1,279	1,276	1,171	21	28	2,739	2,246	22
Net income	$894	$740	$780	$762	$698	21	28	$1,634	$1,339	22

ROE	33%	27%	28%	27%	25%			30%	25%
Overhead ratio	66	70	69	69	71			68	72
Equity (period-end and average)	$11,000	$11,000	$11,000	$11,000	$11,000	—	—	$11,000	$11,000	—

BUSINESS METRICS
Business banking origination volume	$1,917	$1,504	$1,298	$1,299	$1,317	27	46	$3,421	$2,551	34
Period-end loans	20,276	19,589	19,416	19,029	18,950	4	7	20,276	18,950	7
Period-end deposits:
Checking	200,560	199,717	187,182	180,858	179,801	—	12	200,560	179,801	12
Savings	249,175	250,292	238,223	234,315	228,879	—	9	249,175	228,879	9
Time and other	24,421	25,092	26,022	28,277	29,255	(3)	(17)	24,421	29,255	(17)
Total period-end deposits	474,156	475,101	451,427	443,450	437,935	—	8	474,156	437,935	8
Average loans	19,928	19,450	19,021	18,884	18,758	2	6	19,691	18,734	5
Average deposits:
Checking	197,490	189,487	182,272	177,392	175,496	4	13	193,511	172,115	12
Savings	249,240	243,500	236,343	231,982	227,453	2	10	246,386	224,440	10
Time and other	24,832	25,478	27,354	28,728	29,840	(3)	(17)	25,153	30,432	(17)
Total average deposits	471,562	458,465	445,969	438,102	432,789	3	9	465,050	426,987	9
Deposit margin	2.23%	2.27%	2.29%	2.32%	2.31%			2.25%	2.34%
Average assets	$37,810	$38,121	$37,818	$37,308	$37,250	(1)	2	$37,964	$36,779	3

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$69	$76	$102	$100	$74	(9)	(7)	$145	$135	7
Net charge-off rate	1.39%	1.58%	2.13%	2.10%	1.58%			1.48%	1.45%
Allowance for loan losses	$703	$707	$707	$701	$697	(1)	1	$703	$697	1
Nonperforming assets	335	365	391	419	461	(8)	(27)	335	461	(27)

RETAIL BRANCH BUSINESS METRICS
Net new investment assets	$4,324	$4,241	$3,606	$3,199	$4,269	2	1	$8,565	$9,201	(7)
Client investment assets	205,206	195,706	188,840	178,989	171,925	5	19	205,206	171,925	19
% managed accounts	38%	37%	36%	34%	33%			38%	33%
Number of:
Chase Private Client locations	2,408	2,244	2,149	1,948	1,691	7	42	2,408	1,691	42
Personal bankers	21,728	22,654	23,588	22,961	22,825	(4)	(5)	21,728	22,825	(5)
Sales specialists	4,405	4,817	5,740	6,269	6,326	(9)	(30)	4,405	6,326	(30)
Client advisors	3,075	3,062	3,044	3,028	3,024	—	2	3,075	3,024	2
Chase Private Clients	262,965	239,665	215,888	192,358	165,331	10	59	262,965	165,331	59
Accounts (in thousands) (a)	30,144	29,819	29,437	29,301	28,937	1	4	30,144	28,937	4

(a)	Includes checking accounts and Chase Liquid® cards.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q14 Change				2014 Change
	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13	2014	2013	2013
MORTGAGE BANKING
Mortgage fees and related income	$1,290	$514	$1,087	$839	$1,819	151%	(29)%	$1,804	$3,269	(45)%
All other income	(17)	(3)	51	38	101	(467)	NM	(20)	194	NM
Noninterest revenue	1,273	511	1,138	877	1,920	149	(34)	1,784	3,463	(48)
Net interest income	1,013	1,058	1,092	1,143	1,138	(4)	(11)	2,071	2,313	(10)
Total net revenue	2,286	1,569	2,230	2,020	3,058	46	(25)	3,855	5,776	(33)
Provision for credit losses	(188)	(23)	(782)	(1,044)	(657)	NM	71	(211)	(855)	75
Noninterest expense	1,306	1,403	2,062	1,900	1,834	(7)	(29)	2,709	3,640	(26)
Income before income tax expense	1,168	189	950	1,164	1,881	NM	(38)	1,357	2,991	(55)
Net income	$709	$114	$562	$705	$1,142	NM	(38)	$823	$1,815	(55)

ROE	16%	3%	11%	14%	23%			9%	19%
Overhead ratio	57	89	92	94	60			70	63
Equity (period-end and average)	$18,000	$18,000	$19,500	$19,500	$19,500	-	(8)	$18,000	$19,500	(8)

FUNCTIONAL RESULTS
Mortgage Production
Production revenue & other income (a)	$251	$202	$383	$438	$1,120	24	(78)	$453	$2,152	(79)
Production-related net interest income (a)	88	90	111	146	166	(2)	(47)	178	352	(49)
Production-related revenue, excluding repurchase (losses)/
benefits	339	292	494	584	1,286	16	(74)	631	2,504	(75)
Production expense (b)	413	478	989	669	720	(14)	(43)	891	1,430	(38)
Income, excluding repurchase (losses)/benefits	(74)	(186)	(495)	(85)	566	60	NM	(260)	1,074	NM
Repurchase (losses)/benefits	137	128	221	175	16	7	NM	265	(65)	NM
Income/(loss) before income tax expense/(benefit)	63	(58)	(274)	90	582	NM	(89)	5	1,009	(100)

Mortgage Servicing
Loan servicing revenue & other income (a)	$864	$871	$870	$841	$1,024	(1)	(16)	$1,735	$2,033	(15)
Servicing-related net interest income (a)	66	87	86	75	31	(24)	113	153	58	164
Servicing-related revenue	930	958	956	916	1,055	(3)	(12)	1,888	2,091	(10)
Changes in MSR asset fair value due to collection/realization
of expected cash flows	(237)	(245)	(267)	(284)	(285)	3	17	(482)	(543)	11
Default servicing expense	340	364	474	623	475	(7)	(28)	704	972	(28)
Core servicing expense (b)	212	218	189	235	240	(3)	(12)	430	480	(10)
Income/(loss), excluding MSR risk management	141	131	26	(226)	55	8	156	272	96	183
MSR risk management, including related net interest
income/(expense)	338	(401)	(24)	(180)	78	NM	333	(63)	(64)	2
Income/(loss) before income tax expense/(benefit)	479	(270)	2	(406)	133	NM	260	209	32	NM

Real Estate Portfolios
Noninterest revenue	$(79)	$(45)	$(45)	$(113)	$(34)	(76)	(132)	$(124)	$(51)	(143)
Net interest income	858	882	895	922	942	(3)	(9)	1,740	1,904	(9)
Total net revenue	779	837	850	809	908	(7)	(14)	1,616	1,853	(13)
Provision for credit losses	(189)	(26)	(783)	(1,046)	(662)	NM	71	(215)	(864)	75
Noninterest expense	342	346	411	375	404	(1)	(15)	688	767	(10)
Income before income tax expense	626	517	1,222	1,480	1,166	21	(46)	1,143	1,950	(41)
Mortgage Banking income before income tax
expense	$1,168	$189	$950	$1,164	$1,881	NM	(38)	$1,357	$2,991	(55)
Mortgage Banking net income	$709	$114	$562	$705	$1,142	NM	(38)	$823	$1,815	(55)

Overhead ratios
Mortgage Production	87%	113%	138%	88%	55%			99%	58%
Mortgage Servicing	53	186	100	190	84			84	98
Real Estate Portfolios	44	41	48	46	44			43	41

(a)	Prior periods were revised to conform with the current presentation.

(b)	Includes provision for credit losses.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q14 Change				2014 Change
	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13	2014	2013	2013
MORTGAGE BANKING (continued)
SUPPLEMENTAL MORTGAGE FEES AND RELATED
INCOME DETAILS
Net production revenue:
Production revenue	$186	$161	$303	$311	$1,064	16%	(83)%	$347	$2,059	(83)%
Repurchase (losses)/benefits	137	128	221	175	16	7	NM	265	(65)	NM
Net production revenue	323	289	524	486	1,080	12	(70)	612	1,994	(69)
Net mortgage servicing revenue:
Operating revenue:
Loan servicing revenue	867	870	854	817	945	-	(8)	1,737	1,881	(8)
Changes in MSR asset fair value due to collection/
realization of expected cash flows	(237)	(245)	(267)	(284)	(285)	3	17	(482)	(543)	11
Total operating revenue	630	625	587	533	660	1	(5)	1,255	1,338	(6)
Risk management:
Changes in MSR asset fair value due to market interest
rates and other (a)	(368)	(362)	421	80	1,072	(2)	NM	(730)	1,618	NM
Other changes in MSR asset fair value due to other inputs
and assumptions in model (b)	220	(460)	(65)	(173)	(36)	NM	NM	(240)	(273)	12
Changes in derivative fair value and other	485	422	(380)	(87)	(957)	15	NM	907	(1,408)	NM
Total risk management	337	(400)	(24)	(180)	79	NM	327	(63)	(63)	-
Total net mortgage servicing revenue	967	225	563	353	739	330	31	1,192	1,275	(7)
Mortgage fees and related income	$1,290	$514	$1,087	$839	$1,819	151	(29)	$1,804	$3,269	(45)

MORTGAGE PRODUCTION AND MORTGAGE SERVICING
SELECTED BALANCE SHEET DATA
Period-end loans:
Prime mortgage, including option ARMs (c)	$14,964	$15,290	$15,136	$15,571	$15,567	(2)	(4)	$14,964	$15,567	(4)
Loans held-for-sale and loans at fair value (d)	8,231	7,107	7,446	10,447	15,274	16	(46)	8,231	15,274	(46)
Average loans:
Prime mortgage, including option ARMs (c)	15,489	15,391	15,641	15,878	16,933	1	(9)	15,440	17,242	(10)
Loans held-for-sale and loans at fair value (d)	6,894	7,787	9,571	14,060	18,199	(11)	(62)	7,338	19,682	(63)
Average assets	41,101	45,890	49,742	54,870	59,880	(10)	(31)	43,482	62,037	(30)
Repurchase liability (period-end)	406	534	651	1,945	2,245	(24)	(82)	406	2,245	(82)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs:
Prime mortgage, including option ARMs	$1	$3	$1	$2	$5	(67)	(80)	$4	$9	(56)
Net charge-off rate:
Prime mortgage, including option ARMs	0.03%	0.08%	0.03%	0.05%	0.12%			0.05%	0.11%
30+ day delinquency rate (e)	2.16	2.34	2.75	3.16	3.46			2.16	3.46
Nonperforming assets (f)	$513	$539	$559	$670	$707	(5)	(27)	$513	$707	(27)
BUSINESS METRICS (in billions)
Mortgage origination volume by channel
Retail	$7.2	$6.7	$9.8	$17.7	$23.3	7	(69)	$13.9	$49.5	(72)
Correspondent (g)	9.6	10.3	13.5	22.8	25.7	(7)	(63)	19.9	52.2	(62)
Total mortgage origination volume (h)	$16.8	$17.0	$23.3	$40.5	$49.0	(1)	(66)	$33.8	$101.7	(67)
Mortgage application volume by channel
Retail	$15.7	$14.6	$15.8	$20.7	$36.8	8	(57)	$30.3	$71.5	(58)
Correspondent (g)	14.4	11.5	15.5	19.7	28.2	25	(49)	25.9	54.0	(52)
Total mortgage application volume	$30.1	$26.1	$31.3	$40.4	$65.0	15	(54)	$56.2	$125.5	(55)

(a)	Represents both the impact of changes in estimated future prepayments due to changes in market interest rates, and the difference between actual and expected prepayments.

(b)
Represents the aggregate impact of changes in model inputs and assumptions such as projected cash flows (e.g., cost to service), discount rates and changes in prepayments other than those attributable to changes in market interest rates (e.g., changes in prepayments due to changes in home prices).

(c)	Predominantly represents prime mortgage loans repurchased from Government National Mortgage Association (“Ginnie Mae”) pools, which are insured by U.S. government agencies.

(d)
Predominantly consists of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets and Condensed Average Balance Sheets.

(e)
At June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, excluded mortgage loans insured by U.S. government agencies of $9.6 billion, $8.8 billion, $9.6 billion, $10.0 billion, and $11.2 billion, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(f)
At June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $8.1 billion, $7.7 billion, $8.4 billion, $8.9 billion, and $10.1 billion, respectively, that are 90 or more days past due; and (2) real estate owned insured by U.S. government agencies of $2.1 billion, $2.1 billion, $2.0 billion, $1.9 billion, and $1.8 billion, respectively. These amounts have been excluded based upon the government guarantee.

(g)
Includes rural housing loans sourced through correspondents, and prior to November 2013, through both brokers and correspondents, which are underwritten and closed with pre-funding loan approval from the U.S. Department of Agriculture Rural Development, which acts as the guarantor in the transaction.

(h)
Firmwide mortgage origination volume was $18.0 billion, $18.2 billion, $25.1 billion, $44.2 billion, and $52.0 billion for the three months ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively and $36.2 billion and $107.1 billion for the six months ended June 30, 2014 and 2013, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS												SIX MONTHS ENDED JUNE 30,
											2Q14 Change						2014 Change
	2Q14		1Q14		4Q13		3Q13		2Q13		1Q14	2Q13	2014		2013		2013
MORTGAGE BANKING (continued)

MORTGAGE PRODUCTION AND MORTGAGE SERVICING
(continued)
BUSINESS METRICS (in billions)(continued)
Third-party mortgage loans serviced (period-end)	$786.2		$803.1		$815.5		$831.1		$832.0		(2)%	(6)%	$786.2		$832.0		(6)%
Third-party mortgage loans serviced (average)	794.7		809.3		823.3		831.5		840.6		(2)	(5)	802.0		847.4		(5)
MSR carrying value (period-end)	8.3		8.5		9.6		9.5		9.3		(2)	(11)	8.3		9.3		(11)
Ratio of MSR carrying value (period-end) to third-party mortgage
loans serviced (period-end)	1.06%		1.06%		1.18%		1.14%		1.12%				1.06%		1.12%
Ratio of annualized loan servicing-related revenue to third-party
mortgage loans serviced (average)	0.35		0.37		0.38		0.38		0.41				0.36		0.42
MSR revenue multiple (a)	3.03	x	2.86	x	3.11	x	3.00	x	2.73	x			2.94	x	2.67	x

REAL ESTATE PORTFOLIOS
BUSINESS METRICS
Loans, excluding PCI loans
Period-end loans owned:
Home equity	$54,485		$56,131		$57,863		$59,825		$62,326		(3)	(13)	$54,485		$62,326		(13)
Prime mortgage, including option ARMs	54,709		51,520		49,463		47,958		44,003		6	24	54,709		44,003		24
Subprime mortgage	6,636		6,869		7,104		7,376		7,703		(3)	(14)	6,636		7,703		(14)
Other	510		529		551		568		589		(4)	(13)	510		589		(13)
Total period-end loans owned	$116,340		$115,049		$114,981		$115,727		$114,621		1	1	$116,340		$114,621		1
Average loans owned:
Home equity	$55,329		$57,015		$58,838		$61,005		$63,593		(3)	(13)	$56,167		$64,856		(13)
Prime mortgage, including option ARMs	53,132		50,735		48,875		46,177		43,007		5	24	51,940		42,411		22
Subprime mortgage	6,754		7,007		7,248		7,529		7,840		(4)	(14)	6,880		7,989		(14)
Other	520		540		560		579		597		(4)	(13)	530		608		(13)
Total average loans owned	$115,735		$115,297		$115,521		$115,290		$115,037		—	1	$115,517		$115,864		—

PCI loans
Period-end loans owned:
Home equity	$18,070		$18,525		$18,927		$19,411		$19,992		(2)	(10)	$18,070		$19,992		(10)
Prime mortgage	11,302		11,658		12,038		12,487		12,976		(3)	(13)	11,302		12,976		(13)
Subprime mortgage	3,947		4,062		4,175		4,297		4,448		(3)	(11)	3,947		4,448		(11)
Option ARMs	16,799		17,361		17,915		18,564		19,320		(3)	(13)	16,799		19,320		(13)
Total period-end loans owned	$50,118		$51,606		$53,055		$54,759		$56,736		(3)	(12)	$50,118		$56,736		(12)
Average loans owned:
Home equity	$18,295		$18,719		$19,152		$19,677		$20,245		(2)	(10)	$18,506		$20,494		(10)
Prime mortgage	11,487		11,870		12,273		12,705		13,152		(3)	(13)	11,677		13,337		(12)
Subprime mortgage	4,001		4,128		4,234		4,357		4,488		(3)	(11)	4,064		4,538		(10)
Option ARMs	17,074		17,687		18,234		18,890		19,618		(3)	(13)	17,379		19,920		(13)
Total average loans owned	$50,857		$52,404		$53,893		$55,629		$57,503		(3)	(12)	$51,626		$58,289		(11)

Total Real Estate Portfolios
Period-end loans owned:
Home equity	$72,555		$74,656		$76,790		$79,236		$82,318		(3)	(12)	$72,555		$82,318		(12)
Prime mortgage, including option ARMs	82,810		80,539		79,416		79,009		76,299		3	9	82,810		76,299		9
Subprime mortgage	10,583		10,931		11,279		11,673		12,151		(3)	(13)	10,583		12,151		(13)
Other	510		529		551		568		589		(4)	(13)	510		589		(13)
Total period-end loans owned	$166,458		$166,655		$168,036		$170,486		$171,357		—	(3)	$166,458		$171,357		(3)
Average loans owned:
Home equity	$73,624		$75,734		$77,990		$80,682		$83,838		(3)	(12)	$74,673		$85,350		(13)
Prime mortgage, including option ARMs	81,693		80,292		79,382		77,772		75,777		2	8	80,996		75,668		7
Subprime mortgage	10,755		11,135		11,482		11,886		12,328		(3)	(13)	10,944		12,527		(13)
Other	520		540		560		579		597		(4)	(13)	530		608		(13)
Total average loans owned	$166,592		$167,701		$169,414		$170,919		$172,540		(1)	(3)	$167,143		$174,153		(4)
Average assets	163,583		164,642		162,674		163,001		163,593		(1)	—	164,110		164,975		(1)
Home equity origination volume	802		655		643		580		499		22	61	1,457		901		62

(a)
Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q14 Change				2014 Change
	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13	2014	2013	2013
MORTGAGE BANKING (continued)

REAL ESTATE PORTFOLIOS (continued)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries), excluding PCI loans (a)
Home equity	$125	$166	$179	$218	$236	(25)%	(47)%	$291	$569	(49)%
Prime mortgage, including option ARMs	(12)	(7)	(8)	(11)	16	(71)	NM	(19)	60	NM
Subprime mortgage	(5)	13	(6)	(4)	33	NM	NM	8	100	(92)
Other	3	2	2	1	3	50	—	5	7	(29)
Total net charge-offs/(recoveries), excluding PCI loans	$111	$174	$167	$204	$288	(36)	(61)	$285	$736	(61)
Net charge-off/(recovery) rate, excluding PCI loans
Home equity	0.91%	1.18%	1.21%	1.42%	1.49%			1.04%	1.77%
Prime mortgage, including option ARMs	(0.09)	(0.06)	(0.06)	(0.09)	0.15			(0.07)	0.29
Subprime mortgage	(0.30)	0.75	(0.33)	(0.21)	1.69			0.23	2.52
Other	2.31	1.50	1.42	0.69	2.02			1.90	2.32
Total net charge-off/(recovery) rate, excluding PCI loans	0.38	0.61	0.57	0.70	1.00			0.50	1.28
Net charge-off/(recovery) rate - reported (a)
Home equity	0.68%	0.89%	0.91%	1.07%	1.13%			0.79%	1.34%
Prime mortgage, including option ARMs	(0.06)	(0.04)	(0.04)	(0.06)	0.08			(0.05)	0.16
Subprime mortgage	(0.19)	0.47	(0.21)	(0.13)	1.07			0.15	1.61
Other	2.31	1.50	1.42	0.69	2.02			1.90	2.32
Total net charge-off/(recovery) rate - reported	0.27	0.42	0.39	0.47	0.67			0.34	0.85

30+ day delinquency rate, excluding PCI loans (b)	3.04%	3.33%	3.66%	3.81%	4.17%			3.04%	4.17%
Allowance for loan losses, excluding PCI loans	$2,368	$2,368	$2,568	$2,768	$3,268	—	(28)	$2,368	$3,268	(28)
Allowance for PCI loans (a)	3,749	4,097	4,158	4,961	5,711	(8)	(34)	3,749	5,711	(34)
Allowance for loan losses	$6,117	$6,465	$6,726	$7,729	$8,979	(5)	(32)	$6,117	$8,979	(32)
Nonperforming assets (c)	6,445	6,796	6,919	7,385	7,801	(5)	(17)	6,445	7,801	(17)
Allowance for loan losses to period-end loans retained	3.68%	3.88%	4.00%	4.53%	5.24%			3.68%	5.24%
Allowance for loan losses to period-end loans retained,
excluding PCI loans	2.04	2.06	2.23	2.39	2.85			2.04	2.85

(a)
Net charge-offs and the net charge-off rates for the three months ended June 30, 2014, March 31, 2014 and December 31, 2013 excluded $48 million, $61 million and $53 million, respectively, and $109 million for the six months ended June 30, 2014 of write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

(b)	The 30+ day delinquency rate for PCI loans was 14.08%, 14.34%, 15.31%, 16.19%, and 17.92% at June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.

(c)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q14 Change				2014 Change
	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13	2014	2013	2013
CARD, MERCHANT SERVICES & AUTO
Card income	$1,080	$972	$1,134	$1,075	$1,067	11%	1%	$2,052	$2,080	(1)%
All other income	293	279	272	263	261	5	12	572	506	13
Noninterest revenue	1,373	1,251	1,406	1,338	1,328	10	3	2,624	2,586	1
Net interest income	3,180	3,260	3,262	3,294	3,342	(2)	(5)	6,440	6,804	(5)
Total net revenue	4,553	4,511	4,668	4,632	4,670	1	(3)	9,064	9,390	(3)
Provision for credit losses	974	763	746	673	564	28	73	1,737	1,250	39
Noninterest expense	2,124	1,969	2,230	1,917	1,988	8	7	4,093	3,931	4
Income before income tax expense	1,455	1,779	1,692	2,042	2,118	(18)	(31)	3,234	4,209	(23)
Net income	$840	$1,082	$1,030	$1,235	$1,249	(22)	(33)	$1,922	$2,521	(24)

ROE	18%	23%	26%	32%	32%			20%	33%
Overhead ratio	47	44	48	41	43			45	42
Equity (period-end and average)	$19,000	$19,000	$15,500	$15,500	$15,500	—	23	$19,000	$15,500	23

SELECTED BALANCE SHEET DATA (period-end)
Loans:
Credit Card	$126,129	$121,816	$127,791	$123,982	$124,288	4	1	$126,129	$124,288	1
Auto	53,042	52,952	52,757	50,810	50,865	—	4	53,042	50,865	4
Student	9,992	10,316	10,541	10,777	11,040	(3)	(9)	9,992	11,040	(9)
Total loans	$189,163	$185,084	$191,089	$185,569	$186,193	2	2	$189,163	$186,193	2

SELECTED BALANCE SHEET DATA (average)
Total assets	$200,710	$201,771	$200,753	$198,702	$196,921	(1)	2	$201,238	$196,778	2
Loans:
Credit Card	123,679	123,261	124,111	123,912	122,855	—	1	123,471	123,208	—
Auto	52,818	52,741	51,824	50,432	50,677	—	4	52,780	50,362	5
Student	10,155	10,449	10,668	10,907	11,172	(3)	(9)	10,301	11,315	(9)
Total loans	$186,652	$186,451	$186,603	$185,251	$184,704	—	1	$186,552	$184,885	1

BUSINESS METRICS
Credit Card, excluding Commercial Card
Sales volume (in billions)	$118.0	$104.5	$112.6	$107.0	$105.2	13	12	$222.5	$199.9	11
New accounts opened	2.1	2.1	2.4	1.7	1.5	—	40	4.2	3.2	31
Open accounts	65.8	65.5	65.3	65.0	64.8	—	2	65.8	64.8	2
Accounts with sales activity	31.8	31.0	32.3	30.0	30.0	3	6	31.8	30.0	6
% of accounts acquired online	54%	51%	59%	53%	53%			53%	52%

Merchant Services (Chase Paymentech Solutions)
Merchant processing volume (in billions)	$209.0	$195.4	$203.4	$185.9	$185.0	7	13	$404.4	$360.8	12
Total transactions (in billions)	9.3	9.1	9.6	8.9	8.8	2	6	18.4	17.1	8

Auto
Origination volume (in billions)	$7.1	$6.7	$6.4	$6.4	$6.8	6	4	$13.8	$13.3	4

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q14 Change				2014 Change
	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13	2014	2013	2013
CARD, MERCHANT SERVICES & AUTO (continued)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs:
Credit Card	$885	$888	$891	$892	$1,014	—%	(13)%	$1,773	$2,096	(15)%
Auto	29	41	51	44	23	(29)	26	70	63	11
Student	113	84	104	88	77	35	47	197	141	40
Total net charge-offs	1,027	1,013	1,046	1,024	1,114	1	(8)	2,040	2,300	(11)
Net charge-off rate:
Credit Card (a)	2.88%	2.93%	2.86%	2.86%	3.31%			2.90%	3.43%
Auto	0.22	0.32	0.39	0.35	0.18			0.27	0.25
Student	4.46	3.26	3.87	3.20	2.76			3.86	2.51
Total net charge-off rate	2.21	2.21	2.23	2.19	2.42			2.21	2.51

Delinquency rates
30+ day delinquency rate:
Credit Card (b)	1.41	1.61	1.67	1.69	1.69			1.41	1.69
Auto	0.93	0.92	1.15	0.93	0.95			0.93	0.95
Student (c)	2.67	2.75	2.56	2.60	2.23			2.67	2.23
Total 30+ day delinquency rate	1.34	1.47	1.58	1.53	1.52			1.34	1.52
90+ day delinquency rate - Credit Card (b)	0.69	0.80	0.80	0.79	0.82			0.69	0.82

Nonperforming assets (d)	$301	$271	$280	$239	$243	11	24	$301	$243	24
Allowance for loan losses:
Credit Card	3,594	3,591	3,795	4,097	4,445	—	(19)	3,594	4,445	(19)
Auto & Student	850	903	953	953	954	(6)	(11)	850	954	(11)
Total allowance for loan losses	4,444	4,494	4,748	5,050	5,399	(1)	(18)	4,444	5,399	(18)
Allowance for loan losses to period-end loans:
Credit Card (b)	2.86%	2.96%	2.98%	3.31%	3.58%			2.86%	3.58%
Auto & Student	1.35	1.43	1.51	1.55	1.54			1.35	1.54
Total allowance for loan losses to period-end loans	2.36	2.43	2.49	2.73	2.90			2.36	2.90

CARD SERVICES SUPPLEMENTAL INFORMATION
Noninterest revenue	$982	$884	$1,051	$994	$994	11	(1)	$1,866	$1,932	(3)
Net interest income	2,764	2,829	2,809	2,824	2,863	(2)	(3)	5,593	5,833	(4)
Total net revenue	3,746	3,713	3,860	3,818	3,857	1	(3)	7,459	7,765	(4)
Provision for credit losses	885	688	591	542	464	29	91	1,573	1,046	50
Noninterest expense	1,625	1,465	1,749	1,458	1,537	11	6	3,090	3,038	2
Income before income tax expense	1,236	1,560	1,520	1,818	1,856	(21)	(33)	2,796	3,681	(24)
Net income	$709	$952	$927	$1,102	$1,093	(26)	(35)	$1,661	$2,206	(25)

Percentage of average loans:
Noninterest revenue	3.18%	2.91%	3.36%	3.18%	3.25%			3.05%	3.16%
Net interest income	8.96	9.31	8.98	9.04	9.35			9.13	9.55
Total net revenue	12.15	12.22	12.34	12.22	12.59			12.18	12.71

(a)
Average credit card loans included loans held-for-sale of $405 million, $315 million, $311 million and $67 million for the three months ended June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively, and $360 million for the six months ended June 30, 2014. These amounts are excluded when calculating the net charge-off rate. There were no loans held-for-sale for the three and six months ended June 30, 2013.

(b)
Period-end credit card loans included loans held-for-sale of $508 million, $304 million, $326 million and $310 million at June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively. These amounts are excluded when calculating delinquency rates and the allowance for loan losses to period-end loans. There were no loans held-for-sale at June 30, 2013.

(c)
Excluded student loans insured by U.S. government agencies under the FFELP of $630 million, $687 million, $737 million, $769 million and $812 million at June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(d)
Nonperforming assets excluded student loans insured by U.S. government agencies under the FFELP of $316 million, $387 million, $428 million, $456 million, and $488 million at June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively, that are 90 or more days past due. These amounts have been excluded from nonaccrual loans based upon the government guarantee.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q14 Change				2014 Change
	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13	2014	2013	2013
INCOME STATEMENT
REVENUE
Investment banking fees	$1,773	$1,444	$1,671	$1,510	$1,717	23%	3%	$3,217	$3,150	2%
Principal transactions (a)	2,782	2,886	(162)	2,202	3,288	(4)	(15)	5,668	7,249	(22)
Lending- and deposit-related fees	449	444	454	471	486	1	(8)	893	959	(7)
Asset management, administration and commissions	1,186	1,179	1,129	1,128	1,289	1	(8)	2,365	2,456	(4)
All other income	341	283	487	392	391	20	(13)	624	714	(13)
Noninterest revenue	6,531	6,236	3,579	5,703	7,171	5	(9)	12,767	14,528	(12)
Net interest income	2,460	2,370	2,441	2,486	2,705	4	(9)	4,830	5,488	(12)
TOTAL NET REVENUE (b)	8,991	8,606	6,020	8,189	9,876	4	(9)	17,597	20,016	(12)

Provision for credit losses	(84)	49	(19)	(218)	(6)	NM	NM	(35)	5	NM

NONINTEREST EXPENSE
Compensation expense	2,757	2,870	2,141	2,330	2,988	(4)	(8)	5,627	6,364	(12)
Noncompensation expense	3,301	2,734	2,751	2,669	2,754	21	20	6,035	5,489	10
TOTAL NONINTEREST EXPENSE	6,058	5,604	4,892	4,999	5,742	8	6	11,662	11,853	(2)

Income before income tax expense	3,017	2,953	1,147	3,408	4,140	2	(27)	5,970	8,158	(27)
Income tax expense	1,054	974	289	1,168	1,302	8	(19)	2,028	2,710	(25)
NET INCOME	$1,963	$1,979	$858	$2,240	$2,838	(1)	(31)	$3,942	$5,448	(28)

FINANCIAL RATIOS
ROE (c)	13%	13%	6%	16%	20%			13%	19%
Overhead ratio (d)	67	65	81	61	58			66	59
Compensation expense as a percent of total net revenue (e)	31	33	36	28	30			32	32

REVENUE BY BUSINESS
Advisory	$397	$383	$434	$322	$304	4	31	$780	$559	40
Equity underwriting	477	353	436	333	457	35	4	830	730	14
Debt underwriting	899	708	801	855	956	27	(6)	1,607	1,861	(14)
Total investment banking fees	1,773	1,444	1,671	1,510	1,717	23	3	3,217	3,150	2
Treasury Services	1,012	1,009	987	1,053	1,051	—	(4)	2,021	2,095	(4)
Lending	297	284	373	351	373	5	(20)	581	871	(33)
Total Banking	3,082	2,737	3,031	2,914	3,141	13	(2)	5,819	6,116	(5)
Fixed Income Markets	3,482	3,760	3,199	3,439	4,078	(7)	(15)	7,242	8,830	(18)
Equity Markets	1,165	1,295	873	1,249	1,296	(10)	(10)	2,460	2,636	(7)
Securities Services	1,137	1,011	1,025	996	1,087	12	5	2,148	2,061	4
Credit Adjustments & Other (f)	125	(197)	(2,108)	(409)	274	NM	(54)	(72)	373	NM
Total Markets & Investor Services	5,909	5,869	2,989	5,275	6,735	1	(12)	11,778	13,900	(15)
TOTAL NET REVENUE	$8,991	$8,606	$6,020	$8,189	$9,876	4	(9)	$17,597	$20,016	(12)

(a)
Included FVA (effective fourth quarter 2013) and debit valuation adjustments ("DVA") on OTC derivatives and structured notes, measured at fair value. FVA and DVA gains/(losses) were $173 million, $(30) million and $(2.0) billion for the three months ended June 30, 2014, March 31, 2014 and December 31, 2013, respectively, and $143 million for the six months ended June 30, 2014. DVA gains/(losses) were $(397) million and $355 million for the three months ended September 30, 2013 and June 30, 2013, respectively, and $481 million for the six months ended June 30, 2013. Results are presented net of associated hedging activities.

(b)
Included tax-equivalent adjustments, predominantly due to income tax credits related to affordable housing and alternative energy investments, as well as tax-exempt income from municipal bond investments of $606 million, $600 million, $681 million, $537 million and $550 million for the three months ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively, and $1.2 billion and $1.1 billion for the six months ended June 30, 2014 and 2013, respectively.

(c)
Return on equity excluding FVA (effective fourth quarter 2013) and DVA, a non-GAAP financial measure, was 15%, 17% and 19% for the three months ended December 31, 2013, September 30, 2013 and June 30, 2013, respectively, and 18% for the six months ended June 30, 2013. For additional information on this measure, see non-GAAP financial measures on page 35.

(d)
Overhead ratio excluding FVA (effective fourth quarter 2013) and DVA, a non-GAAP financial measure, was 61%, 58% and 60% for the three months ended December 31, 2013, September 30, 2013 and June 30, 2013, respectively, and 61% for the six months ended June 30, 2013. For additional information on this measure, see non-GAAP financial measures on page 35.

(e)
Compensation expense as a percentage of total net revenue excluding FVA (effective fourth quarter 2013) and DVA, a non-GAAP financial measure, was 27%, 27% and 31% for the three months ended December 31, 2013, September 30, 2013 and June 30, 2013, respectively, and 33% for the six months ended June 30, 2013. For additional information on this measure, see non-GAAP financial measures on page 35.

(f)
Consists primarily of credit valuation adjustments (“CVA”) managed by the credit portfolio group, and FVA (effective fourth quarter 2013) and DVA on OTC derivatives and structured notes. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q14 Change				2014 Change
	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13	2014	2013	2013
SELECTED BALANCE SHEET DATA (period-end)
Assets	$873,288	$879,992	$843,577	$867,474	$873,527	(1)%	—%	$873,288	$873,527	—%
Loans:
Loans retained (a)	99,733	96,245	95,627	104,269	106,248	4	(6)	99,733	106,248	(6)
Loans held-for-sale and loans at fair value	9,048	8,421	11,913	3,687	4,564	7	98	9,048	4,564	98
Total loans	108,781	104,666	107,540	107,956	110,812	4	(2)	108,781	110,812	(2)
Equity	61,000	61,000	56,500	56,500	56,500	—	8	61,000	56,500	8

SELECTED BALANCE SHEET DATA (average)
Assets	$846,142	$851,469	$849,320	$838,158	$878,801	(1)	(4)	$848,791	$874,657	(3)
Trading assets - debt and equity instruments	317,054	306,140	308,374	300,135	336,118	4	(6)	311,627	339,203	(8)
Trading assets - derivative receivables	59,560	64,087	67,487	70,814	72,036	(7)	(17)	61,811	71,576	(14)
Loans:
Loans retained (a)	96,750	95,798	101,901	103,179	107,654	1	(10)	96,277	107,226	(10)
Loans held-for-sale and loans at fair value	8,891	8,086	4,326	5,113	5,950	10	49	8,491	5,604	52
Total loans	105,641	103,884	106,227	108,292	113,604	2	(7)	104,768	112,830	(7)

Equity	61,000	61,000	56,500	56,500	56,500	—	8	61,000	56,500	8

Headcount	51,729	51,837	52,250	52,445	51,771	—	—	51,729	51,771	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(4)	$(1)	$(11)	$(4)	$(82)	(300)	95	$(5)	$(63)	92
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)(b)	111	75	163	176	227	48	(51)	111	227	(51)
Nonaccrual loans held-for-sale and loans at fair value	167	176	180	210	293	(5)	(43)	167	293	(43)
Total nonaccrual loans	278	251	343	386	520	11	(47)	278	520	(47)

Derivative receivables	361	392	415	431	448	(8)	(19)	361	448	(19)
Assets acquired in loan satisfactions	106	110	80	38	46	(4)	130	106	46	130
Total nonperforming assets	745	753	838	855	1,014	(1)	(27)	745	1,014	(27)
Allowance for credit losses:
Allowance for loan losses	1,112	1,187	1,096	1,138	1,287	(6)	(14)	1,112	1,287	(14)
Allowance for lending-related commitments	479	484	525	490	556	(1)	(14)	479	556	(14)
Total allowance for credit losses	1,591	1,671	1,621	1,628	1,843	(5)	(14)	1,591	1,843	(14)

Net charge-off/(recovery) rate (a)	(0.02)%	—%	(0.04)%	(0.02)%	(0.31)%			(0.01)%	(0.12)%
Allowance for loan losses to period-end loans retained (a)	1.11	1.23	1.15	1.09	1.21			1.11	1.21
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (c)	1.80	2.18	2.02	2.01	2.35			1.80	2.35
Allowance for loan losses to nonaccrual loans retained (a)(b)	1,002	1,583	672	647	567			1,002	567
Nonaccrual loans to total period-end loans	0.26	0.24	0.32	0.36	0.47			0.26	0.47

(a)	Loans retained includes credit portfolio loans, trade finance loans, other held-for-investment loans and overdrafts.

(b)
Allowance for loan losses of $22 million, $13 million, $51 million, $56 million and $70 million were held against these nonaccrual loans at June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.

(c)
Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB's allowance coverage ratio.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except rankings data and where otherwise noted)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q14 Change				2014 Change
	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13	2014	2013	2013
BUSINESS METRICS
Assets under custody ("AUC") (period-end) (in billions)	$21,659	$21,135	$20,485	$19,736	$18,929	2%	14%	$21,659	$18,929	14%

Client deposits and other third-party liabilities (average)	403,268	412,551	421,615	385,952	369,108	(2)	9	407,884	363,218	12

Trade finance loans (period-end)	28,291	32,491	30,752	34,356	36,375	(13)	(22)	28,291	36,375	(22)

95% Confidence Level - Total CIB VaR (average)

CIB trading VaR by risk type: (a)
Fixed income	$38	$36	$39	$43	$35	6	9	$37	$45	(18)
Foreign exchange	8	7	7	7	7	14	14	7	7	—
Equities	17	14	13	13	14	21	21	16	14	14
Commodities and other	9	11	15	13	13	(18)	(31)	10	14	(29)
Diversification benefit to CIB trading VaR (b)	(32)	(32)	(36)	(34)	(33)	—	3	(32)	(34)	6
CIB trading VaR (a)	40	36	38	42	36	11	11	38	46	(17)
Credit portfolio VaR (c)	10	13	11	12	13	(23)	(23)	12	14	(14)
Diversification benefit to CIB VaR (b)	(7)	(7)	(7)	(9)	(9)	—	22	(7)	(9)	22
CIB VaR (a)	$43	$42	$42	$45	$40	2	8	$43	$51	(16)

(a)
CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. For further information, see VaR measurement on pages 144-146 of the 2013 Annual Report and on pages 57-59 of the Firm’s first quarter 2014 Form 10-Q.

(b)
Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.

(c)
Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q14 Change				2014 Change
	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13	2014	2013	2013
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$252	$246	$253	$256	$265	2%	(5)%	$498	$524	(5)%
Asset management, administration and commissions	26	23	26	28	30	13	(13)	49	62	(21)
All other income (a)	299	289	345	304	256	3	17	588	500	18
Noninterest revenue	577	558	624	588	551	3	5	1,135	1,086	5
Net interest income (b)	1,124	1,093	1,223	1,137	1,177	3	(5)	2,217	2,315	(4)
TOTAL NET REVENUE (c)	1,701	1,651	1,847	1,725	1,728	3	(2)	3,352	3,401	(1)

Provision for credit losses	(67)	5	43	(41)	44	NM	NM	(62)	83	NM

NONINTEREST EXPENSE
Compensation expense	292	307	252	288	286	(5)	2	599	575	4
Noncompensation expense	378	374	396	367	361	1	5	752	709	6
Amortization of intangibles	5	5	5	6	5	—	—	10	12	(17)
TOTAL NONINTEREST EXPENSE	675	686	653	661	652	(2)	4	1,361	1,296	5

Income before income tax expense	1,093	960	1,151	1,105	1,032	14	6	2,053	2,022	2
Income tax expense	435	382	458	440	411	14	6	817	805	1
NET INCOME	$658	$578	$693	$665	$621	14	6	$1,236	$1,217	2

Revenue by product:
Lending (b)	$877	$863	$1,009	$922	$971	2	(10)	$1,740	$1,895	(8)
Treasury services	627	610	612	605	607	3	3	1,237	1,212	2
Investment banking	166	146	170	155	132	14	26	312	250	25
Other	31	32	56	43	18	(3)	72	63	44	43
Total Commercial Banking revenue	$1,701	$1,651	$1,847	$1,725	$1,728	3	(2)	$3,352	$3,401	(1)

Investment banking revenue, gross (d)	$481	$447	$502	$448	$385	8	25	$928	$726	28

Revenue by client segment:
Middle Market Banking	$709	$698	$744	$745	$777	2	(9)	$1,407	$1,530	(8)
Corporate Client Banking	477	446	488	459	444	7	7	923	877	5
Commercial Term Lending	307	308	298	311	315	—	(3)	615	606	1
Real Estate Banking (b)	129	116	206	118	113	11	14	245	225	9
Other	79	83	111	92	79	(5)	—	162	163	(1)
Total Commercial Banking revenue	$1,701	$1,651	$1,847	$1,725	$1,728	3	(2)	$3,352	$3,401	(1)

FINANCIAL RATIOS
ROE	19%	17%	20%	20%	18%			18%	18%
Overhead ratio	40	42	35	38	38			41	38

(a)	Includes revenue from investment banking products and commercial card transactions.

(b)	The fourth quarter of 2013 included proceeds of $98 million from a lending-related workout.

(c)
Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities, as well as tax-exempt income from municipal bond activity of $105 million, $104 million, $129 million, $95 million and $90 million for the three months ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively, and $209 million and $183 million for the six months ended June 30, 2014 and 2013, respectively.

(d)	Represents the total revenue from investment banking products sold to CB clients.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q14 Change				2014 Change
	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13	2014	2013	2013
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$192,523	$191,389	$190,782	$192,194	$184,124	1%	5%	$192,523	$184,124	5%
Loans:
Loans retained	141,181	138,088	135,750	133,090	130,487	2	8	141,181	130,487	8
Loans held-for-sale and loans at fair value	1,094	848	1,388	2,071	430	29	154	1,094	430	154
Total loans	$142,275	$138,936	$137,138	$135,161	$130,917	2	9	$142,275	$130,917	9
Equity	14,000	14,000	13,500	13,500	13,500	—	4	14,000	13,500	4

Period-end loans by client segment:
Middle Market Banking	$53,247	$52,496	$52,289	$52,214	$52,053	1	2	$53,247	$52,053	2
Corporate Client Banking	21,585	20,479	20,925	21,425	19,933	5	8	21,585	19,933	8
Commercial Term Lending	50,986	49,973	48,925	47,612	45,865	2	11	50,986	45,865	11
Real Estate Banking	11,903	11,615	11,024	10,057	9,395	2	27	11,903	9,395	27
Other	4,554	4,373	3,975	3,853	3,671	4	24	4,554	3,671	24
Total Commercial Banking loans	$142,275	$138,936	$137,138	$135,161	$130,917	2	9	$142,275	$130,917	9

SELECTED BALANCE SHEET DATA (average)
Total assets	$192,363	$192,748	$189,710	$185,744	$184,951	—	4	$192,554	$183,792	5
Loans:
Loans retained	139,848	136,651	134,490	131,019	130,338	2	7	138,259	129,419	7
Loans held-for-sale and loans at fair value	982	1,039	1,070	599	1,251	(5)	(22)	1,010	1,027	(2)
Total loans	$140,830	$137,690	$135,560	$131,618	$131,589	2	7	$139,269	$130,446	7
Client deposits and other third-party liabilities	199,979	202,944	205,335	196,802	195,232	(1)	2	201,453	195,598	3
Equity	14,000	14,000	13,500	13,500	13,500	—	4	14,000	13,500	4

Average loans by client segment:
Middle Market Banking	$52,763	$51,742	$51,730	$51,379	$52,205	2	1	$52,255	$52,110	—
Corporate Client Banking	21,435	20,837	21,012	20,261	21,344	3	—	21,138	21,203	—
Commercial Term Lending	50,451	49,395	48,313	46,656	45,087	2	12	49,926	44,469	12
Real Estate Banking	11,724	11,408	10,675	9,675	9,277	3	26	11,567	8,979	29
Other	4,457	4,308	3,830	3,647	3,676	3	21	4,383	3,685	19
Total Commercial Banking loans	$140,830	$137,690	$135,560	$131,618	$131,589	2	7	$139,269	$130,446	7

Headcount	7,155	6,976	6,848	6,761	6,660	3	7	7,155	6,660	7

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(26)	$(14)	$25	$16	$9	(86)	NM	$(40)	$2	NM
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)	429	468	471	558	505	(8)	(15)	429	505	(15)
Nonaccrual loans held-for-sale and loans
at fair value	17	17	43	8	8	—	113	17	8	113
Total nonaccrual loans	446	485	514	566	513	(8)	(13)	446	513	(13)

Assets acquired in loan satisfactions	12	20	15	19	30	(40)	(60)	12	30	(60)
Total nonperforming assets	458	505	529	585	543	(9)	(16)	458	543	(16)
Allowance for credit losses:
Allowance for loan losses	2,637	2,690	2,669	2,647	2,691	(2)	(2)	2,637	2,691	(2)
Allowance for lending-related commitments	155	141	142	171	183	10	(15)	155	183	(15)
Total allowance for credit losses	2,792	2,831	2,811	2,818	2,874	(1)	(3)	2,792	2,874	(3)

Net charge-off/(recovery) rate (b)	(0.07)%	(0.04)%	0.07%	0.05%	0.03%			(0.06)%	—%
Allowance for loan losses to period-end loans retained	1.87	1.95	1.97	1.99	2.06			1.87	2.06
Allowance for loan losses to nonaccrual loans retained (a)	615	575	567	474	533			615	533
Nonaccrual loans to total period-end loans	0.31	0.35	0.37	0.42	0.39			0.31	0.39

(a)
Allowance for loan losses of $75 million, $86 million, $81 million, $102 million and $79 million was held against nonaccrual loans retained at June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.

(b)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q14 Change				2014 Change
	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13	2014	2013	2013
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,242	$2,100	$2,314	$2,017	$2,018	7%	11%	$4,342	$3,901	11%
All other income	138	118	280	168	138	17	—	256	349	(27)
Noninterest revenue	2,380	2,218	2,594	2,185	2,156	7	10	4,598	4,250	8
Net interest income	576	560	585	578	569	3	1	1,136	1,128	1
TOTAL NET REVENUE	2,956	2,778	3,179	2,763	2,725	6	8	5,734	5,378	7

Provision for credit losses	1	(9)	21	—	23	NM	(96)	(8)	44	NM

NONINTEREST EXPENSE
Compensation expense	1,231	1,256	1,343	1,207	1,155	(2)	7	2,487	2,325	7
Noncompensation expense	811	799	828	774	716	2	13	1,610	1,400	15
Amortization of intangibles	20	20	74	22	21	—	(5)	40	43	(7)
TOTAL NONINTEREST EXPENSE	2,062	2,075	2,245	2,003	1,892	(1)	9	4,137	3,768	10

Income before income tax expense	893	712	913	760	810	25	10	1,605	1,566	2
Income tax expense	341	271	345	284	310	26	10	612	579	6
NET INCOME	$552	$441	$568	$476	$500	25	10	$993	$987	1

REVENUE BY CLIENT SEGMENT (a)
Private Banking	$1,556	$1,509	$1,599	$1,484	$1,479	3	5	$3,065	$2,925	5
Institutional	571	500	780	527	568	14	1	1,071	1,135	(6)
Retail	829	769	800	752	678	8	22	1,598	1,318	21
TOTAL NET REVENUE	$2,956	$2,778	$3,179	$2,763	$2,725	6	8	$5,734	$5,378	7

FINANCIAL RATIOS
ROE	25%	20%	25%	21%	22%			22%	22%
Overhead ratio	70	75	71	72	69			72	70
Pretax margin ratio	30	26	29	28	30			28	29

Headcount	20,322	20,056	20,048	19,928	19,026	1	7	20,322	19,026	7

Number of Client advisors	2,828	2,925	2,962	2,995	2,804	(3)	1	2,828	2,804	1

(a)	Effective January 1 2014, prior period amounts were reclassified to conform with current period presentation.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q14 Change				2014 Change
	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13	2014	2013	2013
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$128,362	$124,478	$122,414	$117,475	$115,157	3%	11%	$128,362	$115,157	11%
Loans (a)	100,907	96,934	95,445	90,538	86,043	4	17	100,907	86,043	17
Deposits	145,655	147,760	146,183	139,553	137,289	(1)	6	145,655	137,289	6
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$125,492	$122,668	$119,041	$114,275	$111,431	2	13	$124,088	$109,681	13
Loans	98,695	95,661	92,712	87,770	83,621	3	18	97,186	81,821	19
Deposits	147,747	149,432	144,027	138,742	136,577	(1)	8	148,585	138,001	8
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$(13)	$5	$4	$9	$4	NM	NM	$(8)	$27	NM
Nonaccrual loans	182	204	167	202	244	(11)	(25)	182	244	(25)
Allowance for credit losses:
Allowance for loan losses	276	263	278	260	270	5	2	276	270	2
Allowance for lending-related commitments	5	5	5	7	6	—	(17)	5	6	(17)
Total allowance for credit losses	281	268	283	267	276	5	2	281	276	2
Net charge-off rate	(0.05)%	0.02%	0.02%	0.04%	0.02%			(0.02)%	0.07%
Allowance for loan losses to period-end loans	0.27	0.27	0.29	0.29	0.31			0.27	0.31
Allowance for loan losses to nonaccrual loans	152	129	166	129	111			152	111
Nonaccrual loans to period-end loans	0.18	0.21	0.17	0.22	0.28			0.18	0.28

(a)
Included $20.4 billion, $19.7 billion, $18.9 billion, $17.5 billion and $14.8 billion of prime mortgage loans reported in the Consumer, excluding credit card, loan portfolio at June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively. For the same periods, excluded $3.2 billion, $3.4 billion, $3.7 billion, $4.0 billion and $4.8 billion of prime mortgage loans reported in the CIO portfolio within the Corporate/Private Equity segment, respectively.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Jun 30, 2014		SIX MONTHS ENDED JUNE 30,
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
CLIENT ASSETS	2014	2014	2013	2013	2013	2014	2013	2014	2013
Assets by asset class
Liquidity	$435	$444	$451	$446	$431	(2)%	1%	$435	$431
Fixed income	367	340	330	328	325	8	13	367	325
Equity	390	373	370	346	316	5	23	390	316
Multi-asset and alternatives	515	491	447	420	398	5	29	515	398
TOTAL ASSETS UNDER MANAGEMENT	1,707	1,648	1,598	1,540	1,470	4	16	1,707	1,470
Custody/brokerage/administration/deposits	766	746	745	706	687	3	11	766	687
TOTAL CLIENT ASSETS	$2,473	$2,394	$2,343	$2,246	$2,157	3	15	$2,473	$2,157

MEMO:
Alternatives client assets (a)	$163	$160	$158	$151	$147	2	11	$163	$147

Assets by client segment
Private Banking	$383	$377	$361	$352	$340	2	13	$383	$340
Institutional	798	773	777	752	723	3	10	798	723
Retail	526	498	460	436	407	6	29	526	407
TOTAL ASSETS UNDER MANAGEMENT	$1,707	$1,648	$1,598	$1,540	$1,470	4	16	$1,707	$1,470

Private Banking	$1,012	$992	$977	$935	$910	2	11	$1,012	$910
Institutional	798	773	777	752	723	3	10	798	723
Retail	663	629	589	559	524	5	27	663	524
TOTAL CLIENT ASSETS	$2,473	$2,394	$2,343	$2,246	$2,157	3	15	$2,473	$2,157

Assets under management rollforward
Beginning balance	$1,648	$1,598	$1,540	$1,470	$1,483			$1,598	$1,426
Net asset flows:
Liquidity	(11)	(6)	7	13	(22)			(17)	(24)
Fixed income	20	5	1	1	4			25	6
Equity	—	3	5	7	7			3	22
Multi-asset and alternatives	14	12	10	11	14			26	27
Market/performance/other impacts	36	36	35	38	(16)			72	13
Ending balance	$1,707	$1,648	$1,598	$1,540	$1,470			$1,707	$1,470

Client assets rollforward
Beginning balance	$2,394	$2,343	$2,246	$2,157	$2,171			$2,343	$2,095
Net asset flows	21	15	25	39	(4)			36	16
Market/performance/other impacts	58	36	72	50	(10)			94	46
Ending balance	$2,473	$2,394	$2,343	$2,246	$2,157			$2,473	$2,157

(a)	Represents assets under management, as well as client balances in brokerage accounts.

JPMORGAN CHASE & CO.
CORPORATE/PRIVATE EQUITY
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q14 Change				2014 Change
	2Q14	1Q14	4Q13		3Q13	2Q13	1Q14	2Q13	2014	2013	2013
INCOME STATEMENT
REVENUE
Principal transactions	$28	$350	$54		$378	$393	(92)%	(93)%	$378	$131	189%
Securities gains	11	26	7		26	124	(58)	(91)	37	633	(94)
All other income	312	148	1,894	(c)	83	(227)	111	NM	460	(113)	NM
Noninterest revenue	351	524	1,955		487	290	(33)	21	875	651	34
Net interest income	(81)	(156)	(203)		(366)	(676)	48	88	(237)	(1,270)	81
TOTAL NET REVENUE (a)	270	368	1,752		121	(386)	(27)	NM	638	(619)	NM

Provision for credit losses	(10)	(11)	(13)		(17)	5	9	NM	(21)	2	NM

NONINTEREST EXPENSE
Compensation expense	693	687	551		551	624	1	11	1,380	1,197	15
Noncompensation expense (b)	1,091	683	1,331		9,890	1,345	60	(19)	1,774	1,987	(11)
Subtotal	1,784	1,370	1,882		10,441	1,969	30	(9)	3,154	3,184	(1)
Net expense allocated to other businesses	(1,604)	(1,536)	(1,441)		(1,345)	(1,253)	(4)	(28)	(3,140)	(2,466)	(27)
TOTAL NONINTEREST EXPENSE	180	(166)	441		9,096	716	NM	(75)	14	718	(98)

Income/(loss) before income tax expense/(benefit)	100	545	1,324		(8,958)	(1,107)	(82)	NM	645	(1,339)	NM
Income tax expense/(benefit)	(269)	205	537		(2,495)	(555)	NM	52	(64)	(1,037)	94
NET INCOME/(LOSS)	$369	$340	$787		$(6,463)	$(552)	9	NM	$709	$(302)	NM

MEMO:
TOTAL NET REVENUE
Private Equity	$36	$363	$57		$398	$410	(90)	(91)	$399	$134	198
Treasury and Chief Investment Office ("CIO")	87	2	(25)		(232)	(648)	NM	NM	89	(535)	NM
Other Corporate	147	3	1,720		(45)	(148)	NM	NM	150	(218)	NM
TOTAL NET REVENUE	$270	$368	$1,752		$121	$(386)	(27)	NM	$638	$(619)	NM

NET INCOME/(LOSS)
Private Equity	$7	$215	$13		$242	$212	(97)	(97)	$222	$30	NM
Treasury and CIO	(46)	(94)	(78)		(193)	(429)	51	89	(140)	(405)	65
Other Corporate	408	219	852		(6,512)	(335)	86	NM	627	73	NM
TOTAL NET INCOME/(LOSS)	$369	$340	$787		$(6,463)	$(552)	9	NM	$709	$(302)	NM

TOTAL ASSETS (period-end)	$878,886	$839,625	$805,987		$835,000	$806,044	5	9	$878,886	$806,044	9

Headcount	24,298	22,474	20,717		19,843	18,720	8	30	24,298	18,720	30

(a)
Included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments of $180 million, $164 million, $144 million, $128 million and $105 million for the three months ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively, and $344 million and $208 million for the six months ended June 30, 2014 and 2013, respectively.

(b)
Included legal expense of $0.2 billion, $0.4 billion, $9.2 billion and $0.6 billion for the three months ended June 30, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively; legal expense for the three months ended March 31,2014 was not material. Included legal expense of $0.2 billion and $0.6 billion for the six months ended June 30, 2014 and 2013, respectively.

(c)	Included a $1.3 billion gain from the sale of Visa shares and a $493 million gain from the sale of One Chase Manhattan Plaza.

JPMORGAN CHASE & CO.
CORPORATE/PRIVATE EQUITY
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q14 Change				2014 Change
	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13	2014	2013	2013
SUPPLEMENTAL INFORMATION

TREASURY and CHIEF INVESTMENT OFFICE ("CIO")
Securities gains	$11	$26	$7	$26	$123	(58)%	(91)%	$37	$626	(94)%
Investment securities portfolio (average) (a)	348,841	345,147	344,949	348,622	355,920	1	(2)	347,004	360,753	(4)
Investment securities portfolio (period-end) (b)	353,989	345,021	347,562	350,527	349,044	3	1	353,989	349,044	1
Mortgage loans (average)	3,425	3,670	3,980	4,562	5,556	(7)	(38)	3,547	6,033	(41)
Mortgage loans (period-end)	3,295	3,522	3,779	4,161	4,955	(6)	(34)	3,295	4,955	(34)

PRIVATE EQUITY
Private equity gains/(losses)
Direct investments
Realized gains/(losses)	$513	$459	$(116)	$(142)	$40	12	NM	$972	$88	NM
Unrealized gains/(losses) (c)	(467)	(60)	199	487	375	NM	NM	(527)	48	NM
Total direct investments	46	399	83	345	415	(88)	(89)	445	136	227
Third-party fund investments	19	(1)	10	83	24	NM	(21)	18	44	(59)
Total private equity gains/(losses) (d)	$65	$398	$93	$428	$439	(84)	(85)	$463	$180	157

Private equity portfolio information
Direct investments
Publicly-held securities
Carrying value	$657	$1,291	$1,035	$538	$550	(49)	19	$657	$550	19
Cost	373	612	672	345	346	(39)	8	373	346	8
Quoted public value	673	1,334	1,077	538	550	(50)	22	673	550	22
Privately-held direct securities
Carrying value	4,541	4,675	5,065	6,266	5,448	(3)	(17)	4,541	5,448	(17)
Cost	5,756	5,844	6,022	7,096	6,831	(2)	(16)	5,756	6,831	(16)
Third-party fund investments (e)
Carrying value	570	990	1,768	1,905	1,958	(42)	(71)	570	1,958	(71)
Cost	605	1,033	1,797	1,910	1,968	(41)	(69)	605	1,968	(69)
Total private equity portfolio
Carrying value	$5,768	$6,956	$7,868	$8,709	$7,956	(17)	(28)	$5,768	$7,956	(28)
Cost	6,734	7,489	8,491	9,351	9,145	(10)	(26)	6,734	9,145	(26)

(a)
Average investment securities included held-to-maturity balances of $47.5 billion, $43.9 billion, $13.8 billion and $1.9 billion for the three months ended June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively, and $45.7 billion for the six months ended June 30, 2014. Held-to-maturity average balances for the other periods were not material.

(b)
Period-end investment securities included held-to-maturity balances of $47.8 billion, $47.3 billion, $24.0 billion and $4.5 billion at June, 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively. Held-to-maturity balance at June 30, 2013 was not material.

(c)	Unrealized gains/(losses) contain reversals of unrealized gains and losses that were recognized in prior periods and have now been realized.

(d)	Included in principal transactions revenue in the Consolidated Statements of Income.

(e)
Unfunded commitments to third-party private equity funds were $130 million, $160 million, $215 million, $232 million, and $251 million at June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
						Jun 30, 2014
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2014	2014	2013	2013	2013	2014	2013
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained, excluding PCI loans	$238,096	$236,324	$235,394	$233,452	$230,652	1%	3%
Loans - PCI	50,118	51,606	53,055	54,759	56,736	(3)	(12)
Total loans retained	288,214	287,930	288,449	288,211	287,388	—	—
Loans held-for-sale	964	238	614	139	708	305	36
Total consumer, excluding credit card loans	289,178	288,168	289,063	288,350	288,096	—	—

Credit card loans
Loans retained (b)	125,621	121,512	127,465	123,672	124,288	3	1
Loans held-for-sale	508	304	326	310	—	67	NM
Total credit card loans	126,129	121,816	127,791	123,982	124,288	4	1
Total consumer loans	415,307	409,984	416,854	412,332	412,384	1	1

Wholesale loans (c)
Loans retained	321,534	311,718	308,263	310,588	308,208	3	4
Loans held-for-sale and loans at fair value	10,142	9,269	13,301	5,759	4,994	9	103
Total wholesale loans	331,676	320,987	321,564	316,347	313,202	3	6

Total loans	746,983	730,971	738,418	728,679	725,586	2	3

Derivative receivables	62,378	59,272	65,759	66,788	73,751	5	(15)
Receivables from customers and other (d)	31,732	26,494	26,883	24,618	23,852	20	33
Total credit-related assets	94,110	85,766	92,642	91,406	97,603	10	(4)

Lending-related commitments
Consumer, excluding credit card	56,410	56,541	56,057	58,787	62,303	—	(9)
Credit card	533,688	535,614	529,383	532,251	532,359	—	—
Wholesale	451,275	456,531	446,232	449,067	445,472	(1)	1
Total lending-related commitments	1,041,373	1,048,686	1,031,672	1,040,105	1,040,134	(1)	—

Total credit exposure	$1,882,466	$1,865,423	$1,862,732	$1,860,190	$1,863,323	1	1

Memo: Total by category
Consumer exposure (e)	$1,005,509	$1,002,295	$1,002,433	$1,003,499	$1,007,175	—	—
Wholesale exposures (f)	876,957	863,128	860,299	856,691	856,148	2	2
Total credit exposure	$1,882,466	$1,865,423	$1,862,732	$1,860,190	$1,863,323	1	1

(a)	Includes loans reported in CCB, and prime mortgage loans reported in the AM business segment and in Corporate/Private Equity.

(b)	Includes accrued interest and fees net of an allowance for the uncollectible portion of accrued interest and fee income.

(c)	Includes loans reported in CIB, CB and AM business segments and Corporate/Private Equity.

(d)
Predominantly includes receivables from customers, which represent margin loans to prime and retail brokerage customers; these are classified in accrued interest and accounts receivable on the Consolidated Balance Sheets.

(e)	Represents total consumer loans and consumer lending-related commitments.

(f)	Represents total wholesale loans, wholesale lending-related commitments, derivative receivables and receivables from customers.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Jun 30, 2014
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2014	2014	2013	2013	2013	2014	2013
NONPERFORMING ASSETS (a)
Consumer, excluding credit card loans (b)	$7,070	$7,370	$7,496	$8,076	$8,576	(4)%	(18)%
Credit card loans	—	—	—	1	1	—	NM
Total consumer nonaccrual loans (c)	7,070	7,370	7,496	8,077	8,577	(4)	(18)

Wholesale nonaccrual loans
Loans retained	727	753	821	950	1,001	(3)	(27)
Loans held-for-sale and loans at fair value	184	193	223	218	301	(5)	(39)
Total wholesale nonaccrual loans	911	946	1,044	1,168	1,302	(4)	(30)

Total nonaccrual loans	7,981	8,316	8,540	9,245	9,879	(4)	(19)

Derivative receivables	361	392	415	431	448	(8)	(19)
Assets acquired in loan satisfactions	675	765	751	704	714	(12)	(5)
Total nonperforming assets	9,017	9,473	9,706	10,380	11,041	(5)	(18)
Wholesale lending-related commitments (d)	122	95	206	244	283	28	(57)
Total nonperforming exposure	$9,139	$9,568	$9,912	$10,624	$11,324	(4)	(19)

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	1.07%	1.14%	1.16%	1.27%	1.36%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	2.44	2.56	2.59	2.80	2.98
Total wholesale nonaccrual loans to total
wholesale loans	0.27	0.29	0.32	0.37	0.42

(a)
At June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $8.1 billion, $7.7 billion, $8.4 billion, $8.9 billion, and $10.1 billion, respectively, that are 90 or more days past due; (2) real estate owned insured by U.S. government agencies of $2.1 billion, $2.1 billion, $2.0 billion, $1.9 billion, and $1.8 billion, respectively; and (3) student loans insured by U.S. government agencies under the FFELP of $316 million, $387 million, $428 million, $456 million, and $488 million, respectively, that are 90 or more days past due. These amounts are excluded based upon the government guarantee. In addition, the Firm's policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Under this guidance, nonmodified credit card loans are charged off by the end of the month in which the account becomes 180 days past due, while modified credit card loans are charged off when the account becomes 120 days past due. Moreover, all credit card loans must be charged off within 60 days of receiving notification about certain specified events (e.g., bankruptcy of the borrower).

(b)	Includes loans held-for-sale of $163 million at June 30, 2014.

(c)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(d)	Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q14 Change				2014 Change
	2Q14	1Q14	4Q13	3Q13	2Q13	1Q14	2Q13	2014	2013	2013
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$15,847	$16,264	$17,571	$19,384	$20,780	(3)%	(24)%	$16,264	$21,936	(26)%
Net charge-offs:
Gross charge-offs	1,511	1,632	1,687	1,792	1,882	(7)	(20)	3,143	3,988	(21)
Gross recoveries	(353)	(363)	(359)	(446)	(479)	3	26	(716)	(860)	17
Net charge-offs	1,158	1,269	1,328	1,346	1,403	(9)	(17)	2,427	3,128	(22)
Write-offs of PCI loans (a)	48	61	53	—	—	(21)	NM	109	—	NM
Provision for loan losses	682	917	76	(467)	10	(26)	NM	1,599	579	176
Other	3	(4)	(2)	—	(3)	NM	NM	(1)	(3)	67
Ending balance	$15,326	$15,847	$16,264	$17,571	$19,384	(3)	(21)	$15,326	$19,384	(21)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$638	$705	$677	$753	$716	(10)	(11)	$705	$668	6
Provision for lending-related commitments	10	(67)	28	(76)	37	NM	(73)	(57)	85	NM
Other	—	—	—	—	—	—	—	—	—	—
Ending balance	$648	$638	$705	$677	$753	2	(14)	$648	$753	(14)

Total allowance for credit losses	$15,974	$16,485	$16,969	$18,248	$20,137	(3)	(21)	$15,974	$20,137	(21)

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans (b)	0.44%	0.52%	0.57%	0.59%	0.63%			0.48%	0.74%
Credit card retained loans	2.88	2.93	2.86	2.86	3.31			2.90	3.43
Total consumer retained loans	1.17	1.24	1.26	1.27	1.43			1.20	1.54
Wholesale retained loans	(0.06)	0.02	0.03	0.03	(0.09)			(0.02)	(0.02)
Total retained loans	0.64	0.71	0.73	0.74	0.78			0.68	0.88
Consumer retained loans, excluding credit card and
PCI loans	0.54	0.63	0.70	0.73	0.79			0.58	0.92
Consumer retained loans, excluding PCI loans	1.34	1.42	1.44	1.47	1.66			1.38	1.79
Total retained, excluding PCI loans	0.69	0.77	0.79	0.81	0.85			0.73	0.95

Memo: Average retained loans
Consumer retained, excluding credit card loans	$288,341	$288,547	$288,751	$287,729	$289,158	—	—	$288,443	$290,366	(1)
Credit card retained loans	123,274	122,946	123,800	123,845	122,855	—	—	123,111	123,208	-
Total average retained consumer loans	411,615	411,493	412,551	411,574	412,013	—	—	411,554	413,574	-
Wholesale retained loans	315,415	309,037	311,090	306,008	308,277	2	2	312,244	306,110	2
Total average retained loans	$727,030	$720,530	$723,641	$717,582	$720,290	1	1	$723,798	$719,684	1

Consumer retained, excluding credit card and
PCI loans	$237,484	$236,143	$234,858	$232,100	$231,655	1	3	$236,817	$232,077	2
Consumer retained, excluding PCI loans	360,758	359,089	358,658	355,945	354,510	—	2	359,928	355,284	1
Total retained, excluding PCI loans	676,168	668,120	669,738	661,941	662,776	1	2	672,166	661,382	2

(a)
Write-offs of PCI loans are recorded against the allowance for loan losses when actual losses for a pool exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. Any write-offs of PCI loans are recognized when the underlying loan is removed from a pool (e.g., upon liquidation).

(b)	The net charge-off rates exclude the write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Jun 30, 2014
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2014	2014	2013	2013	2013	2014	2013
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$598	$607	$601	$689	$713	(1)%	(16)%
Formula-based	3,396	3,443	3,697	3,798	4,267	(1)	(20)
PCI	3,749	4,097	4,158	4,961	5,711	(8)	(34)
Total consumer, excluding credit card	7,743	8,147	8,456	9,448	10,691	(5)	(28)
Credit card
Asset-specific (a)(b)	583	606	971	1,080	1,227	(4)	(52)
Formula-based	3,011	2,985	2,824	3,017	3,218	1	(6)
Total credit card	3,594	3,591	3,795	4,097	4,445	—	(19)
Total consumer	11,337	11,738	12,251	13,545	15,136	(3)	(25)
Wholesale
Asset-specific (a)	138	144	181	209	228	(4)	(39)
Formula-based	3,851	3,965	3,832	3,817	4,020	(3)	(4)
Total wholesale	3,989	4,109	4,013	4,026	4,248	(3)	(6)
Total allowance for loan losses	15,326	15,847	16,264	17,571	19,384	(3)	(21)
Allowance for lending-related commitments	648	638	705	677	753	2	(14)
Total allowance for credit losses	$15,974	$16,485	$16,969	$18,248	$20,137	(3)	(21)

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	2.69%	2.83%	2.93%	3.28%	3.72%
Credit card allowance to total credit card retained loans	2.86	2.96	2.98	3.31	3.58
Wholesale allowance to total wholesale retained loans	1.24	1.32	1.30	1.30	1.38
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (c)	1.40	1.51	1.50	1.52	1.65
Total allowance to total retained loans	2.08	2.20	2.25	2.43	2.69
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	112	111	113	117	125
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (d)	154	151	150	149	156
Wholesale allowance to wholesale retained nonaccrual loans	549	546	489	424	424
Total allowance to total retained nonaccrual loans	201	195	196	195	202

CREDIT RATIOS, excluding PCI loans
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	1.68	1.71	1.83	1.92	2.16
Total allowance to total retained loans	1.69	1.75	1.80	1.89	2.06
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	58	55	57	56	58
Allowance, excluding credit card allowance, to retained non-
accrual loans, excluding credit card nonaccrual loans (d)	105	100	100	94	96
Total allowance to total retained nonaccrual loans	152	145	146	140	143

(a)	Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified in a troubled debt restructuring (“TDR”).

(b)
The asset-specific credit card allowance for loan losses is related to loans that have been modified in a TDR; such allowance is calculated based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.

(c)
Management uses allowance for loan losses to period-end loans retained, excluding CIB's trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(d)	For information on the Firm’s nonaccrual policy for credit card loans, see footnote (a) on page 30.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Jun 30, 2014
							Change		SIX MONTHS ENDED JUNE 30,
	Jun 30,		Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,				2014 Change
	2014		2014	2013	2013	2013	2014	2013	2014		2013	2013
CAPITAL (a)
Transitional Standardized Approach
CET1 capital (b)	$160,086	(f)	$156,874	$148,887	$144,584	$146,957	2%	9%	$160,086	(f)	$146,957	9%
Tier 1 capital	179,884	(f)(g)	173,431	165,663	161,345	164,027	4	10	179,884	(f)(g)	164,027	10
Total capital	213,780	(f)	208,430	199,286	196,224	199,148	3	7	213,780	(f)	199,148	7
Risk-weighted assets	1,459,274	(f)	1,438,354	1,387,863	1,374,039	1,410,081	1	3	1,459,274	(f)	1,410,081	3
Adjusted average assets (c)	2,373,476	(f)	2,355,690	2,343,713	2,327,427	2,333,416	1	2	2,373,476	(f)	2,333,416	2
CET1 capital ratio (b)	11.0	(f)%	10.9%	10.7%	10.5%	10.4%			11.0	(f)%	10.4%
Tier 1 capital ratio	12.3	(f)	12.1	11.9	11.7	11.6			12.3	(f)	11.6
Total capital ratio	14.6	(f)	14.5	14.4	14.3	14.1			14.6	(f)	14.1
Tier 1 leverage ratio	7.6	(f)	7.4	7.1	6.9	7.0			7.6	(f)	7.0

Transitional Advanced Approach
CET1 capital	160,086	(f)							160,086	(f)
Tier 1 capital	179,884	(f)(g)							179,884	(f)(g)
Total capital	202,085	(f)							202,085	(f)
Risk-weighted assets	1,625,362	(f)							1,625,362	(f)
Adjusted average assets (c)	2,373,476	(f)							2,373,476	(f)
CET1 capital ratio	9.8	(f)%							9.8	(f)%
Tier 1 capital ratio	11.1	(f)							11.1	(f)
Total capital ratio	12.4	(f)							12.4	(f)
Tier 1 leverage ratio	7.6	(f)							7.6	(f)

TANGIBLE COMMON EQUITY (period-end) (d)
Common stockholders' equity	$208,851		$204,572	$200,020	$195,512	$197,781	2	6	$208,851		$197,781	6
Less: Goodwill	48,110		48,065	48,081	48,100	48,057	—	—	48,110		48,057	—
Less: Other intangible assets	1,339		1,489	1,618	1,817	1,951	(10)	(31)	1,339		1,951	(31)
Add: Deferred tax liabilities (e)	2,969		2,935	2,953	2,921	2,886	1	3	2,969		2,886	3
Total tangible common equity	$162,371		$157,953	$153,274	$148,516	$150,659	3	8	$162,371		$150,659	8

TANGIBLE COMMON EQUITY (average) (d)
Common stockholders' equity	$206,159		$201,797	$196,360	$197,232	$197,283	2	4	$203,989		$196,016	4
Less: Goodwill	48,084		48,054	48,088	48,073	48,078	—	—	48,069		48,123	—
Less: Other intangible assets	1,416		1,548	1,741	1,878	2,026	(9)	(30)	1,482		2,093	(29)
Add: Deferred tax liabilities (e)	2,952		2,944	2,937	2,904	2,869	—	3	2,948		2,849	3
Total tangible common equity	$159,611		$155,139	$149,468	$150,185	$150,048	3	6	$157,386		$148,649	6

INTANGIBLE ASSETS (period-end)
Goodwill	$48,110		$48,065	$48,081	$48,100	$48,057	—	—	$48,110		$48,057	—
Mortgage servicing rights	8,347		8,552	9,614	9,490	9,335	(2)	(11)	8,347		9,335	(11)
Purchased credit card relationships	41		86	131	176	221	(52)	(81)	41		221	(81)
All other intangibles	1,298		1,403	1,487	1,641	1,730	(7)	(25)	1,298		1,730	(25)
Total intangible assets	$57,796		$58,106	$59,313	$59,407	$59,343	(1)	(3)	$57,796		$59,343	(3)

DEPOSITS (period-end)
U.S. offices:
Noninterest-bearing	$417,607		$384,503	$389,863	$399,658	$362,314	9	15	$417,607		$362,314	15
Interest-bearing	623,781		625,641	626,392	605,305	580,091	—	8	623,781		580,091	8
Non-U.S. offices:
Noninterest-bearing	17,757		13,590	17,611	20,964	19,515	31	(9)	17,757		19,515	(9)
Interest-bearing	260,606		258,971	253,899	255,175	241,030	1	8	260,606		241,030	8
Total deposits	$1,319,751		$1,282,705	$1,287,765	$1,281,102	$1,202,950	3	10	$1,319,751		$1,202,950	10

(a)
Basel III Transitional rules became effective on January 1, 2014; all data prior to that date is based on Basel I rules. Basel III presents two comprehensive methodologies for calculating risk-weighted assets: a Standardized approach and an Advanced approach. On February 21, 2014, the Federal Reserve informed the Firm that it had satisfactorily completed the parallel run requirements and is approved to calculate, and publicly disclose commencing with the second quarter of 2014, capital under the transitional Advanced Approach, in addition to the transitional Standardized Approach. As required by the Collins Amendment of the Wall Street Reform and Consumer Protection Act, the capital adequacy of the Firm will be evaluated against the Basel III approach (Standardized or Advanced) that results, for each quarter, in the lower ratio (the “Collins Floor”). For further discussion of the implementation of Basel III, see Regulatory capital on pages 63-68 of the Firm’s first quarter 2014 Form 10-Q.

(b)
Under Basel I CET1 represents Tier 1 common capital. Prior to Basel III becoming effective on January 1, 2014, Tier 1 common capital was a non-GAAP financial measure. For further discussion of Tier 1 common capital, see page 35.

(c)
Adjusted average assets, for purposes of calculating the leverage ratio, includes total quarterly average assets adjusted for unrealized gains/(losses) on securities, less deductions for disallowed goodwill and other intangible assets, investments in certain subsidiaries, and the total adjusted carrying value of nonfinancial equity investments that are subject to deductions from Tier 1 capital.

(d)	For further discussion of TCE, see page 35.

(e)
Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(f)	Estimated.

(g)	At June 30, 2014, TruPS included in Basel III Tier 1 capital were $2.7 billion.

JPMORGAN CHASE & CO.
PER SHARE-RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS									SIX MONTHS ENDED JUNE 30,
								2Q14 Change						2014 Change
	2Q14		1Q14	4Q13	3Q13		2Q13	1Q14	2Q13	2014		2013		2013
EARNINGS PER SHARE DATA
Basic earnings per share
Net income/(loss)	$5,985		$5,274	$5,278	$(380)		$6,496	13%	(8)%	$11,259		$13,025		(14)%
Less: Preferred stock dividends	268		227	190	229		204	18	31	495		386		28
Net income/(loss) applicable to common equity	5,717		5,047	5,088	(609)		6,292	13	(9)	10,764		12,639		(15)
Less: Dividends and undistributed earnings allocated to
participating securities	144		149	150	41	(i)	191	(3)	(25)	294		407		(28)
Net income/(loss) applicable to common stockholders	$5,573		$4,898	$4,938	$(650)		$6,101	14	(9)	$10,470		$12,232		(14)

Total weighted-average basic shares outstanding	3,780.6		3,787.2	3,762.1	3,767.0		3,782.4	—	—	3,783.9		3,800.3		—
Net income/(loss) per share	$1.47		$1.29	$1.31	$(0.17)		$1.61	14	(9)	$2.77		$3.22		(14)

Diluted earnings per share
Net income/(loss) applicable to common stockholders	$5,573		$4,898	$4,938	$(650)		$6,101	14	(9)	$10,470		$12,232		(14)

Total weighted-average basic shares outstanding	3,780.6		3,787.2	3,762.1	3,767.0		3,782.4	—	—	3,783.9		3,800.3		—
Add: Employee stock options, SARs and warrants (a)	31.9		36.4	35.0	—	(j)	31.9	(12)	—	34.2		30.3		13
Total weighted-average diluted shares outstanding (b)	3,812.5		3,823.6	3,797.1	3,767.0		3,814.3	—	—	3,818.1		3,830.6		—
Net income/(loss) per share	$1.46		$1.28	$1.30	$(0.17)		$1.60	14	(9)	$2.74		$3.19		(14)

COMMON SHARES OUTSTANDING
Common shares - at period end	3,761.3		3,784.7	3,756.1	3,759.2		3,769.0	(1)	—	3,761.3		3,769.0		—
Cash dividends declared per share	$0.40	(h)	$0.38	$0.38	$0.38		$0.38	5	5	$0.78	(h)	$0.68	(h)	15
Book value per share	55.53		54.05	53.25	52.01		52.48	3	6	55.53		52.48		6
Tangible book value per share (c)	43.17		41.73	40.81	39.51		39.97	3	8	43.17		39.97		8
Dividend payout ratio	27%		29%	29%	NM	%	23%			28%		21%

SHARE PRICE (d)
High	$61.29		$61.48	$58.55	$56.93		$55.90	—	10	$61.48		$55.90		10
Low	52.97		54.20	50.25	50.06		46.05	(2)	15	52.97		44.20		20
Close	57.62		60.71	58.48	51.69		52.79	(5)	9	57.62		52.79		9
Market capitalization	216,725		229,770	219,657	194,312		198,966	(6)	9	216,725		198,966		9

COMMON EQUITY REPURCHASE PROGRAM (e)
Aggregate repurchases of common equity	$1,375.4		$385.9	$298.7	$739.7		$1,171.9	256	17	$1,761.3		$3,750.2		(53)
Total shares of common stock repurchased (f)	24.8		6.7	5.5	13.6		23.5	270	6	31.5		77.0		(59)
Average price paid per share of common stock	$55.53		$57.31	$54.27	$54.30		$50.01	(3)	11	$55.91		$48.72		15

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans (f)	1.4		35.3	2.5	3.8		2.6	(96)	(46)	36.7		42.0		(13)
Net impact of employee issuances on stockholders' equity (g)	$335		$325	$377	$298		$368	3	(9)	$660		$517		28

(a)
Excluded from the computation of diluted EPS (due to the antidilutive effect) were options issued under employee benefit plans and the warrants originally issued in 2008 under the U.S. Treasury's Capital Purchase Program to purchase shares of the Firm's common stock. The aggregate number of shares issuable upon the exercise of such options and warrants was 1 million, 1 million, 1 million and 8 million for the three months ended June 30, 2014, March 31, 2014, December 31, 2013 and June 30, 2013, and 1 million and 11 million for the six months ended June 30, 2014 and 2013, respectively.

(b)	Participating securities were included in the calculation of diluted EPS using the two-class method, as this computation was more dilutive than the calculation using the treasury stock method.

(c)
Tangible book value per share is a non-GAAP financial measure. Tangible book value per share represents tangible common equity divided by period-end common shares. For further discussion of this measure, see page 35.

(d)	For additional information on the listing and trading of common stock, see footnote (c) page 2.

(e)
On March 26, 2014, the Firm announced that following the Board of Governors of the Federal Reserve System (“Federal Reserve”) release of the 2014 CCAR results, JPMorgan Chase & Co. is authorized to repurchase $6.5 billion of common equity between April 1, 2014 and March 31, 2015. Such repurchases will be done pursuant to the $15.0 billion common equity (i.e., common stock and warrants) repurchase program previously authorized by the Firm on March 13, 2012.

(f)
Total shares of common stock repurchased and shares issued from treasury stock related to employee stock-based compensation awards and employee stock purchase plans are presented on a settlement-date basis.

(g)
The net impact of employee issuances on stockholders' equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and stock appreciation rights ("SARs").

(h)
On May 20, 2014, the Board of Directors increased the quarterly common stock dividend from $0.38 to $0.40 per share. On May 21, 2013, the Board increased the quarterly common stock dividend from $0.30 to $0.38 per share.

(i)
Due to the net loss applicable to common equity during the three months ended September 30, 2013, dividends were only deemed to be distributed to participating security holders, and such security holders do not share in net losses. Net losses were completely allocated to common stockholders.

(j)
Due to the net loss applicable to common stockholders during the three months ended September 30, 2013, no common equivalent shares have been included in the computation of diluted earnings per share for the period as the effect would be antidilutive.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

The following are several of the non-GAAP measures that the Firm uses for various reasons, including: (i) to allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources, (ii) to assess and compare the quality and composition of the Firm's capital with the capital of other financial services companies, and (iii) more generally, to provide a more meaningful measure of certain metrics that enables comparability with prior periods, as well as with competitors.

(a)
In addition to analyzing the Firm's results on a reported basis, management reviews the Firm's consolidated results and the results of the lines of business on a “managed” basis. The definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total consolidated net revenue for the Firm (and total net revenue for each of the business segments) on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on consolidated net income/(loss) as reported by the Firm or net income/(loss) as reported by the lines of business.

(b)
The ratio of the allowance for loan losses to period-end loans excludes the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired (“PCI”) loans; and the allowance for loan losses related to PCI loans. Additionally, Real Estate Portfolios net charge-offs and net charge-off rates exclude the impact of PCI loans. The ratio of the wholesale allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB's trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(c)
Tangible common equity (“TCE”), ROTCE, Tangible book value per share ("TBVPS"), and Tier 1 common capital under Basel I rules. TCE represents common stockholders' equity (i.e., total stockholders' equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures consolidated earnings as a percentage of average TCE. TBVPS represents the Firm's tangible common equity divided by period-end common shares. Tier 1 common capital and the Tier 1 common ratio under Basel I rules, along with other capital measures, are used by management, bank regulators, investors and analysts to assess and monitor the Firm's capital position. TCE, ROTCE, and TBVPS are meaningful to management, as well as investors and analysts, in assessing the Firm's use of equity. For additional information on Tier 1 common under Basel I, see Regulatory capital on pages 161-165 of the 2013 Annual Report, and on pages 63-68 of the Firm’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014. All of the aforementioned measures are useful to the Firm, as well as analysts and investors, in facilitating comparisons of the Firm with competitors.

(d)	Corporate & Investment Bank provides certain non-GAAP financial measures, as such measures are used by management to assess the underlying performance of the business and for comparability with peers:

•
The ratio of the allowance for loan losses to end-of-period loans is calculated excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

•
Prior to January 1, 2014, the CIB provided several non-GAAP financial measures excluding the impact of FVA (effective fourth quarter 2013) and DVA on: net revenue, net income, and compensation, overhead and return on equity ratios. Beginning in the first quarter 2014, the Firm does not exclude FVA and DVA from its assessment of business performance; however, the Firm continues to present these non-GAAP measures for the periods prior to January 1, 2014, as they reflected how management assessed the underlying business performance of the CIB in those prior periods.